                       "CONFIDENTIAL TREATMENT REQUESTED"

                                REDACTED VERSION

     The following mark [CONFIDENTIAL PORTION DELETED] as it appears throughout the Agreement indicates a redaction of information for which the registrant has requested confidential treatment. This confidential portion has been separately filed with the Securites and Exchange Commission.

            ========================================================
                      BOMBARDIER REGIONAL AIRCRAFT DIVISION

                               PURCHASE AGREEMENT

                                 B95-7701-PA-299

                                     BETWEEN

                                 BOMBARDIER INC.

                                       AND

                               MESA AIRLINES, INC.

                           Relating to the Purchase of
                   Twenty-five (25) de Havilland DHC-8 aircraft
            ========================================================

                                TABLE OF CONTENTS

        ARTICLE
        -------

          1         INTERPRETATION
          2         SUBJECT MATTER OF SALE
          3         CUSTOMER SUPPORT SERVICES AND WARRANTY
          4         PRICE
          5         PAYMENT
          6         DELIVERY PROGRAM
          7         BUYER INFORMATION
          8         CERTIFICATION FOR EXPORT
          9         ACCEPTANCE PROCEDURE
         10         TITLE AND RISK
         11         CHANGES
         12         BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
         13         EXCUSABLE DELAY
         14         NON-EXCUSABLE DELAY
         15         LOSS OR DAMAGE
         16         TERMINATION
         17         NOTICES
         18         INDEMNITY AGAINST PATENT INFRINGEMENT
         19         LIMITATION OF LIABILITY
         20         ASSIGNMENT
         21         SUCCESSORS
         22         APPLICABLE LAWS
         23         CONFIDENTIAL NATURE OF AGREEMENT
         24         AGREEMENT

      APPENDIX
      --------
        I          ECONOMIC ADJUSTMENT FORMULA
        II         DELIVERY SCHEDULE
        III        SPECIFICATION
        IV         BUYER SELECTED OPTIONAL FEATURES
        V          ESTIMATED AIRCRAFT DELIVERY PRICES

      EXHIBIT
      -------
        I          CERTIFICATE OF ACCEPTANCE
        II         BILL OF SALE
        III        CERTIFICATE OF RECEIPT OF AIRCRAFT
        IV         CHANGE ORDER

This Agreement is made on the 24th day of March, 1995.

BY AND BETWEEN:                BOMBARDIER INC., a Canadian Corporation
                               represented by its BOMBARDIER REGIONAL AIRCRAFT
                               DIVISION (BRAD) having an office at Garratt
                               Boulevard, Downsview, Ontario, Canada.

                               Unless the context requires otherwise, references made herein to BRAD herein also include de Havilland Inc. and its subsidiaries and Canadair Division,

                               (collectively "BRAD")

AND:                           MESA AIRLINES, INC.
                               2325 East 30th
                               Farmington, New Mexico
                               U.S.A. 87401

                               ("Buyer")

WHEREAS de Havilland Inc., an affiliate of BRAD, is engaged in the manufacture of the Dash-8 aircraft products; and

                               BRAD has been created for the purpose of providing marketing, sales and customer support services for the de Havilland Dash-8 aircraft and related products;

WHEREAS Buyer desires to purchase twenty-five (25) Aircraft, (as later defined), and related data, documents, and services according to this Agreement, (as later defined), and BRAD desires to arrange he sale of such Aircraft, data, documents and services to Buyer,

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and BRAD agree as follows:

ARTICLE 1.                INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of the Agreement.

1.2 The headings of the Articles of this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3 In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

          a.      "Acceptance Period" shall have the meaning attributed to it in
                  Article 9.3;

          b.      "Acceptance Date" shall have the meaning attributed to it in
                  Article 9.7.(a);

          c. "Agreement" means this Agreement, including its Exhibits, Annexes, Appendices and Letter Agreements, if any, attached hereto (each of which is incorporated in the Agreement by this reference), as they may be amended pursuant to the provisions of the Agreement;

          d.      "Aircraft" shall have the meaning attributed to it in Article
                  2.1;

          e. "Aircraft Purchase Price" shall have the meaning attributed to it in Article 4.2;

          f.      "BFE" shall have the meaning attributed to it in Article 11.1;

          g.      "Delivery Date" shall have the meaning attributed to it in
                  Article 9.7.(c);

          h.      "DOT" shall have the meaning attributed to it in Article 8.1;

          i.      "Excusable Delay" shall have the meaning attributed to it in
                  Article 13.1;

          j.      "FAA" shall have the meaning attributed to it in Article 8.1;

          k.      "Notice" shall have the meaning attributed to it in Article
                  17.1;

          l.      "Permitted Change" shall have the meaning attributed to it in
                  Article 11.2;

          m.      "Readiness Date" shall have the meaning attributed to it in
                  Article 9.1;

          n.      "Regulatory Change" shall have the meaning attributed to it in
                  Article 8.4;

          o.      "Specification" shall have the meaning attributed to it in
                  Article 2.1; and

          p.      "Taxes" shall have the meaning attributed to it in Article
                  4.3.

1.5      All dollar amounts in this Agreement are in United States Dollars.

ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 Subject to the provisions of this Agreement, BRAD will sell and Buyer will purchase twenty-five (25) de Havilland Dash-8 aircraft manufactured pursuant to specification no. DS8-200, dated February 1994, as that specification may be modified from time to time in accordance with this Agreement (the "Specification"), as supplemented by the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Appendix IV hereto (collectively the "Aircraft). The Specification is incorporated by reference as Appendix III hereto.

ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

(a) BRAD shall provide to Buyer the Customer Support Services pursuant to the provisions of letter agreement MJR-009.

(b) BRAD shall provide to Buyer the warranty and the service life policy described in letter agreement MJR-009 which shall be the exclusive warranty applicable to the Aircraft.

(c)      Unless expressly stated otherwise, the services referred to in (a) and
         (b) above are incidental to the sale of the Aircraft and are included in the Aircraft Purchase Price.

ARTICLE 4 - PRICE

4.1.1 The base price for each of the Aircraft (excluding Buyer Selected Optional Features), flyaway BRAD's facilities in Downsview, Ontario, is
                         [CONFIDENTIAL PORTION DELETED]

                                                 .

4.1.2    The base price of the Buyer Selected Optional Features is
                         [CONFIDENTIAL PORTION DELETED]
                                           .

4.2.1    The price of the Aircraft (the "Aircraft Purchase Price") shall be

                         [CONFIDENTIAL PORTION DELETED]
                                                    , adjusted to the Delivery
         Date to reflect economic fluctuations during the period from February 1, 1995 to the Delivery Date of each Aircraft. Such adjustments shall be based on the formula attached as Appendix I.

4.2.2 As the Aircraft Purchase Price cannot be established at this time due to the effect of price escalation, an estimated delivery price has been established for the Aircraft pursuant to Appendix I (the "Estimated Delivery Price"). However, these prices are not to exceed the prices set out in the such Appendix I which are based on a maximum
           [CONFIDENTIAL PORTION DELETED] per year.

4.3 The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties, (hereafter "Taxes") which are or may be imposed by law upon BRAD, any affiliate of BRAD, Buyer or the Aircraft whether or not there is an obligation for BRAD to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided under or in connection with this Agreement. According to current legislation, Canadian taxes, duties and Goods and Services Tax are not applicable to aircraft sold and immediately exported from Canada.

4.4 If any Taxes (other than Canadian income taxes charged on the income of BRAD) are imposed upon Buyer or become due or are to be collected from BRAD by any taxing authority, that may result from execution of this Agreement,

                         [CONFIDENTIAL PORTION DELETED]
         , as the case may be, [CONFIDENTIAL PORTION DELETED]. However,
                         [CONFIDENTIAL PORTION DELETED]


4.5 Upon BRAD's request, Buyer shall execute and deliver to BRAD any documents that BRAD deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defence against any imposition of Taxes.

ARTICLE 5 - PAYMENT

5.1 Buyer shall make payment or cause payment to be made for each Aircraft based on the provisions set forth in letter Agreement B95-7701-MJR-004 which forms part of the present Agreement.

5.2 Subject to the provisions of Article 9.9 hereof, should Buyer fail to make any of the aforementioned payments on or before the stipulated date and Buyer does not correct the default

                         [CONFIDENTIAL PORTION DELETED]

            . BRAD shall have the option (but not the obligation) [CONFIDENTIAL PORTION DELETED] should Buyer make arrangements satisfactory to BRAD [CONFIDENTIAL PORTION DELETED]

                                            .

5.3      Buyer shall pay BRAD         [CONFIDENTIAL PORTION DELETED]
                              the day prior to receipt of payment, [CONFIDENTIAL PORTION DELETED]

                                                             .

5.4 Buyer shall make all payments due under this Agreement in immediately available United States Dollars by deposit on or before the due date to BRAD's account at:

                  Morgan Guarantee Trust Co.
                  New York, New York, United States of America
                  ABA # 021000238

                  To pay:
                  Canadian Imperial Bank of Commerce
                  Head Office
                  Toronto, Ontario, Canada
                  Account # 64101470

                  For the credit of the beneficiary bank:
                  Canadian Imperial Bank of Commerce
                  Main Branch Transit # 00002
                  Toronto, Ontario, Canada
                  Account # 64101470

                  For the further credit of the beneficiary:
                  de Havilland Inc.
                  Account # 03-51717

5.5 All other amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6 All payments provided for under this Agreement shall be made so as to be received in [CONFIDENTIAL PORTION DELETED] by BRAD on the dates stipulated herein.

5.7 BRAD shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances, until such time as all payments referred to in this Article 5 have been made.

ARTICLE 6 - DELIVERY PROGRAM

6.1 The Aircraft shall be offered for acceptance to Buyer at BRAD's facility in Toronto, Ontario during the months set forth in Appendix II attached hereto (the "Scheduled Delivery Dates").

ARTICLE 7 - BUYER INFORMATION

7.1 During the manufacture of the Aircraft, Buyer shall provide to BRAD on or before the date required by BRAD, all information as BRAD may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings, internal and external colour schemes.

         Within sixty (60) days of signing this Agreement, Buyer shall:

         (a) Provide BRAD with an external paint scheme agreed on by the parties;

         (b)    select interior colours (from BRAD's standard colours);and

         (c) Provide to BRAD, on drawings which will be forwarded to Buyer, language translations for interior and exterior Aircraft labels.

                    Failure of Buyer to comply with these requirements may result in an increase in price, a delay in delivery of the Aircraft, or both.

7.2 On or before execution of this Agreement Buyer shall notify BRAD in writing of the BFE (if any) that Buyer wishes to have incorporated into each Aircraft. Buyer shall also provide details of:

                a.  weights and dimensions of the BFE;

                b.  test equipment or special tools required to
                               incorporate the BFE;   and

                c.  any other information BRAD may reasonably require.

         Within one hundred and twenty (120) calendar days thereafter, BRAD shall advise Buyer of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by BRAD. If required the parties hereto shall execute a Change Order in accordance with Article
         9.1 to cover those BFE accepted by BRAD.

7.3 The BFE accepted by BRAD pursuant to this Article shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

                a. Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by BRAD's gross negligence.

                b. The BFE must be received F.O.B. BRAD's plant or such other place as BRAD may designate, no later than the date agreed upon between Buyer and BRAD, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

                c.   The BFE shall meet:

                     1) the standards of quality of BRAD, and

                     2) the requirements of the applicable airworthiness
                        certification agency;

                d. The BFE shall be delivered to BRAD in good condition and ready for immediate incorporation into the Aircraft. BRAD shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Buyer of any discrepancies and the required corrective actions to be taken;

                e.
                         [CONFIDENTIAL PORTION DELETED]

                        . Buyer shall also furnish information necessary for its
                     proper storage, fitment, servicing, maintenance and operation and availability of test equipment or special tools;

                f.
                         [CONFIDENTIAL PORTION DELETED]



7.4 If at any time between receipt of the BFE by BRAD and the Delivery Date, it is determined by BRAD that an item of BFE supplied does not meet the standards and requirements described above or its fitment, integration and testing in the Aircraft or

         Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or by BRAD's equipment.

                         [CONFIDENTIAL PORTION DELETED]
                                              .

7.5 In the event that the Scheduled Delivery Date is delayed due to any delay caused by Buyer's failure to:

                    a.  deliver, or have BFE delivered by the date required;

                    b. ensure satisfactory design, suitability, use or operation of the BFE;

                    c.  furnish or obtain applicable BFE data;

                    d. perform any adjusting, calibrating, retesting or updating of BFE;

                    e. furnish or obtain any approvals in compliance with the provisions of this Article; or

                    f.  comply with the conditions of this Article.

         BRAD agrees to discuss with Buyer on the steps to be taken to minimize, cure, eliminate or work around the delay
                         [CONFIDENTIAL PORTION DELETED]
                                                                .

7.6 Should there be a delay caused by an event to which reference is made in Article 13.0 in connection with the BFE and if such delay cannot reasonably be minimized, cured, eliminated or worked around by agreement of the parties,
                         [CONFIDENTIAL PORTION DELETED]

                                                     .

7.7 If this Agreement is terminated in whole or in part in accordance with the provisions thereof BRAD may elect to, by written notice to Buyer, either:

                    a. purchase the BFE ordered by Buyer and/or received by BRAD at the invoice price paid by Buyer; or

                    b. return the BFE to Buyer FOB BRAD's plant, or such other place that BRAD may designate.

ARTICLE 8 - CERTIFICATION

8.1 BRAD has obtained from Transport Canada, the Canadian Department of Transportation ("DOT"), a DOT Type Approval (Transport Category) and will obtain from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for the type of aircraft purchased under this Agreement.

8.2 BRAD shall provide to Buyer a DOT Certificate of Airworthiness For Export (Transport Category) on or before the Delivery Date.

8.3 BRAD shall not be obligated to obtain any other certificates or approvals as part of this Agreement. The obtaining of any import licence or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Buyer. BRAD shall, to the extent permitted by law, and with Buyer's assistance, seek the issuance of a Canadian export licence to enable Buyer to export the Aircraft from Canada subject to prevailing export control regulations in effect on the Delivery Date.

8.4 If any addition or change to, or modification or testing of the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 8.2, (a "Regulatory Change") such Regulatory Change shall be made to the Aircraft prior to Delivery Date, or at such other time after the Delivery Date as the parties may agree upon.

8.5 The Regulatory Change shall be made without additional charge to Buyer unless such Regulatory Change is:

         (a) necessary to comply with any requirement of the United States, the country of import, which varies from or is in addition to its requirements in effect on the date hereof for the issuance of a Certificate of Airworthiness, in which case Buyer shall pay BRAD's reasonable charges for such Regulatory Change, or

         (b) required by any governmental law or regulations or interpretation thereof promulgated by DOT or the FAA which is effective subsequent to the date of this Agreement but before the Delivery Date and is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, in which case Buyer shall pay BRAD's reasonable charges for such Regulatory Change incorporated in any such Aircraft.

8.6 If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 13.

8.7 BRAD shall issue a Change Order, reflecting any Regulatory Change required to be made under this Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, guaranteed performance, weight, balance, time of delivery, Base Price and estimated Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of BRAD's transmittal of such Change Order.

8.8 If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then BRAD shall be deemed to have complied with such discontinued Certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification.

ARTICLE 9 - ACCEPTANCE PROCEDURE

9.1.1 BRAD shall give Buyer at least thirty (30) days advance notice, by facsimile or telegraphic communication or other expeditious means, of the projected date of readiness of each Aircraft for inspection and delivery.

9.1.2 BRAD shall give Buyer at least ten (10) working days advance notice, by facsimile or telegraphic communication or other expeditious means, of the date on which an Aircraft will be ready for Buyer's inspection, flight test and acceptance (the "Readiness Date").

9.2 Within two (2) days following receipt by Buyer of the notice of Readiness Date Buyer shall:

         (a) provide notice to BRAD as to the source and method of payment of the balance of the Aircraft Purchase Price;

         (b) identify to BRAD the names of Buyer's representatives who will participate in the inspection and/or acceptance flight and Aircraft acceptance and provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3 Buyer shall have three (3) consecutive working days commencing on the Readiness Date in which to complete said inspection and acceptance flight (such three (3) working day period being the "Acceptance Period").

9.4 Up to four (4) representatives of Buyer may participate in Buyer's inspection of the Aircraft and two (2) representatives of Buyer may participate in the acceptance flight. BRAD shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection and acceptance flight shall be conducted in accordance with BRAD's acceptance procedures (a copy of which shall be provided to Buyer at least 30 days prior to the Scheduled Delivery Date of the Aircraft hereunder) and at BRAD's expense. BRAD shall retain care, custody and control over the Aircraft.

9.5 If no Aircraft defect or discrepancy is revealed during the inspection and/or flight test, Buyer shall accept the Aircraft, on or before the last day of the Acceptance Period in accordance with the provisions of this Article 9.7.

9.6 If any defect or discrepancy in the Aircraft is revealed by Buyer's ground inspection and/or flight test, the defect or discrepancy will promptly be corrected by BRAD, at no cost to Buyer, which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction. To the extent necessary to verify such correction, BRAD shall perform one (1) or more further acceptance flights.

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any defects or discrepancies:

                (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of and Buyer will be deemed to have examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

                (b) BRAD will supply a DOT Certificate of Airworthiness for Export and

                (c) Buyer shall pay BRAD the balance of the Aircraft Purchase Price and any other amounts due, at which time BRAD shall cause a bill of sale to be issued (in the form of Exhibit II hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the "Bill of Sale"). The date on which BRAD delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

         Delivery of the Aircraft shall be evidenced by the execution of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto).

9.8 Provided that BRAD has met all of its obligations under this Article 9, should Buyer

                         [CONFIDENTIAL PORTION DELETED]
                                                     .

9.9      Buyer shall promptly, upon demand,
                         [CONFIDENTIAL PORTION DELETED]

         Provided that BRAD has met all of its obligations under this Article 9, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft
                         [CONFIDENTIAL PORTION DELETED]

               , make arrangements satisfactory to BRAD to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement.

ARTICLE 10 - TITLE AND RISK

10.1 Title to the Aircraft passes to Buyer when BRAD presents the Bill of Sale to Buyer on the Delivery Date. Except as provided in Article 9.7
         (c), risk of loss of or damage to the Aircraft passes to Buyer on the Delivery Date.

10.2 If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of BRAD, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases BRAD and any of BRAD's affiliates from any claim whether direct, indirect or by way of subrogation for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control.

ARTICLE 11 - CHANGES

11.1 Other than a Permitted Change as described in Article 11.2, or a Regulatory Change as described in Articles 8.4 and 8.5, any change to this Agreement (including without limitation the Specification) or any features or Buyer Furnished Equipment ("BFE"), if any, changing the Aircraft from that described in the Specification attached hereto, requested by Buyer, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of Exhibit IV hereto. Should Buyer request a change, BRAD shall advise Buyer of the effect, if any, of such change request on:

         (a)    the Scheduled Delivery Date;

         (b)    the price and payment terms applicable to the Change Order; and

         (c) any other material provisions of this Agreement which will be affected by the Change Order.

         Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 BRAD, prior to the Delivery Date and without a Change Order or Buyer's consent, may:



         (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

         (b) make such change or modification to the Specification as it deems appropriate to:

             1) improve the Aircraft, its maintainability or appearance, or

             2) to prevent delays in manufacture or delivery, or

             3) to meet the requirements of Articles 2 and 8, other than for a
                Regulatory Change to which the provisions of Articles 8.4 and
                8.5 shall apply,

         provided that such substitution, change or modification shall not affect the Aircraft Purchase Price or materially affect the Scheduled Delivery Date, interchangeability or replaceability of spare parts or performance characteristics of the Aircraft. Any change made in accordance with the provisions of this Article 11.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by BRAD.

ARTICLE 12 - BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 From time to time, commencing with the date of this Agreement and ending with the Delivery Date of the last Aircraft purchased hereunder, BRAD shall furnish, without charge, office space at BRAD's facility for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify BRAD at least thirty
         (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

12.2 BRAD's and BRAD's affiliates facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at BRAD's or BRAD's affiliates' facilities where the work is being carried out provided there shall be no disruption in the performance of the work.

12.3 BRAD shall advise Buyer's representative of BRAD's or BRAD's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representative shall conform to such rules and regulations.

12.4 At any time prior to delivery of the Aircraft, Buyer's representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. BRAD shall provide a written response to any such request. Communication between Buyer's representative and BRAD shall be solely through BRAD's Contract Department or its designate.

12.5


                         [CONFIDENTIAL PORTION DELETED]

ARTICLE 13 - EXCUSABLE DELAY

13.1 In the event of a delay on the part of BRAD in the performance of its obligations or responsibilities under the provisions of this Agreement due directly or indirectly to a cause which is beyond the reasonable control or without the fault or negligence of BRAD (an "Excusable Delay"), BRAD shall not be liable for, nor be deemed to be in default under this Agreement on account of such delay in delivery of the Aircraft or other performance hereunder and the time fixed or required for the performance of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which any such cause or the effect thereof persist. Excusable Delay shall include, without limitation, delays occasioned by the following causes:

         (a)    force majeure or acts of God;

         (b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;

         (c) fire, explosion, earthquake, lightning, flood, draught, windstorm or other action of the elements or other catastrophic or serious accidents;

         (d)    epidemic or quarantine restrictions;

         (e) any legislation, act, order, directive or regulation of any governmental or other duly constituted authority;

         (f) strikes, lock-out, walk-out, and/or other labour troubles causing cessation, slow-down or interruption of work;

         (g) lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts;

         (h) delay or failure of carriers, subcontractors or suppliers for any reason whatsoever; or

         (i) delay in obtaining any airworthiness approval or certificate, or any equivalent approval or certification, by reason of any law or governmental order, directive or regulation or any change thereto, or interpretation thereof, by a governmental agency, the effective date of which is subsequent to the date of this Agreement, or by reason of any change or addition made by BRAD or its affiliates or requested by a governmental agency to the compliance program of BRAD or of its affiliate, or any part thereof, as same may have been approved by DOT, or change to the interpretation thereof to obtain any such airworthiness approval or certificate.

13.2     (a)    If BRAD concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay delivery of any Aircraft will be delayed for more than nine (9) months after the originally Scheduled Delivery Date or any revised date agreed to in writing by the parties, BRAD shall promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within fifteen (15) days after receipt by Buyer of BRAD's notice.


                (b) If, due to Excusable Delay, delivery of any Aircraft is delayed for more than twelve (12) months after the Scheduled Delivery Date, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within fifteen (15) days after the expiration of such twelve (12) month period.

13.3 Termination under Article 13.2 shall discharge all obligations and liabilities of Buyer and BRAD hereunder with respect to such delayed Aircraft and all related undelivered items and services, except that BRAD shall promptly repay to Buyer, and BRAD's sole liability and responsibility shall be limited to the repayment to Buyer, of all advance payments for such Aircraft received by BRAD

                         [CONFIDENTIAL PORTION DELETED]
                                       , less any amount due by Buyer to BRAD.

13.4 The termination rights set forth in Article 13.2 are in substitution for any and all other rights of termination or contract lapse arising by operation of law in connection with Excusable Delays.

ARTICLE 14 - NON-EXCUSABLE DELAY

14.1     If delivery of the Aircraft is delayed by causes not excused under
         Article 13.1 (a "Non- Excusable Delay"), BRAD shall pay Buyer, [CONFIDENTIAL PORTION DELETED] of Non-Excusable Delay in excess of a grace period of [CONFIDENTIAL PORTION DELETED], to a [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] for any such delayed Aircraft.

14.2     [CONFIDENTIAL PORTION DELETED]

14.3 Any right Buyer might otherwise have to refuse to accept delivery of an Aircraft when offered by BRAD for inspection and acceptance following a Non-Excusable Delay [CONFIDENTIAL PORTION DELETED] will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft [CONFIDENTIAL PORTION DELETED]. If BRAD has not offered such Aircraft for inspection and acceptance during the Non-Excusable Delay Period, Buyer may [CONFIDENTIAL PORTION DELETED]. If, no such notice having been given, BRAD offers such Aircraft for inspection and acceptance after the Non-Excusable Delay Period and Buyer refuses to take delivery of such Aircraft because of Non-Excusable Delay,
                         [CONFIDENTIAL PORTION DELETED]
         the [CONFIDENTIAL PORTION DELETED] calculated under Article 14.1 to the date of termination. In addition BRAD shall promptly repay to Buyer all advance payments for such Aircraft
                         [CONFIDENTIAL PORTION DELETED]

                                                  .

ARTICLE 15 - LOSS OR DAMAGE

15.1 In the event that prior to the Delivery Date of any of the Aircraft, the Aircraft is lost, destroyed or damaged beyond repair due to any cause, BRAD shall promptly notify Buyer in writing. Such notice shall specify the earliest date reasonably possible, consistent with BRAD's other contractual commitments and production schedule, by which BRAD estimates it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft. This Agreement shall automatically terminate as to such Aircraft unless Buyer gives BRAD written notice, within thirty (30) days of BRAD's notice, that Buyer desires a replacement for such Aircraft. If Buyer gives such notice to BRAD, the parties shall execute an amendment to this Agreement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement Aircraft Purchase Price; provided, however, that nothing herein shall obligate BRAD to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the replaced Aircraft shall apply to the replacement aircraft.

15.2 In the event that one of the first seven Aircraft is lost or damaged, as per this section, Buyer may nonetheless return the Dash 8 Series 300 aircraft leased from BRAD as per the scheduled delivery, and thus advance in sequence the one-for one trade-in obligation.

ARTICLE 16  -  TERMINATION

16.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the Delivery Date by BRAD or Buyer by notice of termination to the other party upon the occurrence of any of the following events:

                (a) a party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

                (b) a receiver or trustee is appointed for a party or for
                    substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within thirty (30) calendar days thereafter; or

                (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party, and, if contested by such party, are not dismissed or stayed within thirty (30) calendar days thereafter; or

                (d)
                         [CONFIDENTIAL PORTION DELETED]

                                                                .

16.2 In addition, this Agreement may be terminated, in whole or in part, before the Delivery Date with respect to any or all undelivered
         Aircraft:

                (a) as otherwise provided in this Agreement; or

                (b) if Buyer is in default or breach of any material term or condition of this Agreement and Buyer does not cure such default or breach within forty-five (45) calendar days after receipt of notice from BRAD specifying such default or breach.

16.3 Buyer may terminate this Agreement, in whole or in part, before the Delivery Date, with respect to any undelivered Aircraft, if BRAD is in default or breach of any material term or condition of this Agreement and such breach remains uncured for a period of forty-five (45) calendar days following receipt of a notice from Buyer specifying the nature of default or breach.

16.4     In case of termination of this Agreement by BRAD pursuant to Articles
         16.1 or 16.2:

         (a) all rights (including property rights), if any, which Buyer may have or may have had in or to this Agreement or any or all of the undelivered Aircraft shall become null and void with immediate effect;

         (b) all rights (including property rights and the right to sell the Aircraft to another party, if any) in and to any or all of the undelivered Aircraft shall be vested with BRAD free and clear of any ownership or title rights, if any, liens, charges or encumbrances; and

         (c) all amounts paid by Buyer shall be retained by BRAD and, with respect to the applicable undelivered Aircraft, shall be applied against the costs, expenses, losses and damages incurred by BRAD as a result of Buyer's default and/or the termination of this Agreement. Buyer hereby acknowledges and recognizes that BRAD shall have all rights permitted by law to recover from Buyer such costs, expenses, losses and damages and, in any event, such costs, expenses, losses and damages will aggregate not less than the amount retained by BRAD pursuant to this Article 16.4 (c).

16.5 Subject to Article 14.1, in the event of termination of this Agreement by Buyer, Buyer's sole rights, remedies and recourses against BRAD and BRAD's obligations to Buyer shall be limited to
                         [CONFIDENTIAL PORTION DELETED]
                                                    .

ARTICLE 17 - NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

         (a)    Notice to BRAD shall be addressed to:

                             Bombardier Inc.
                             Bombardier Regional Aircraft Division
                             Garratt Boulevard
                             Downsview, Ontario
                             Canada
                             M3K 1Y5
                             Attention:  Walter A. Galloway, Director,
                             Contracts

                             Telex:             06-22128
                             Facsimile:         (416) 375-4533

         (b)    Notice to Buyer shall be addressed to:

                             Attention: Mr. Larry Risley, Chairman
                             Mesa Airlines, Inc.
                             2325 East 30th
                             Farmington, New Mexico
                             U.S.A. 87401

                             Facsimile: 505-326-4485

17.2 Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

         (a) if delivered by hand, on the day when the same shall have been so delivered; or

         (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgement of receipt; or

         (c) if sent by telex or facsimile on the day indicated by the acknowledgement or the answer back of the receiver in provable form.

ARTICLE 18  -  INDEMNITY AGAINST PATENT INFRINGEMENT

18.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, BRAD shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and BRAD shall, at its option and expense:

         (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

         (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

         (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

         BRAD's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

         (a) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

         (b) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the forgoing conventions.

18.2 The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to BRAD's detailed design or to any system, accessory, equipment or part manufactured by a third party to BRAD's detailed design without BRAD's authorization.

18.3 Buyer's remedy and BRAD's obligation and liability under this Article are conditional upon (i) Buyer giving BRAD written notice within ten
         (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with BRAD to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Buyer furnishes promptly to BRAD all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. BRAD may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not BRAD intervenes, BRAD shall be entitled at any stage of the proceedings to assume or control the defence. Buyer's remedy and BRAD's obligation and liability are further conditional judgment upon BRAD's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which BRAD may be held liable or responsible for.

18.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF BRAD AND REMEDIES OF BUYER SET OUT IN THIS ARTICLE ARE EXCLUSIVE AND ACCEPTED BY BUYER TO BE IN LIEU OF AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BRAD AND OF ITS AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT, INCIDENTAL OR CONSEQUENTIAL, OF BUYER AGAINST BRAD AND ITS AFFILIATES EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED SYSTEM, ACCESSORY, EQUIPMENT OR PART.

ARTICLE 19 [CONFIDENTIAL PORTION DELETED]

19.1     [CONFIDENTIAL PORTION DELETED]

19.2     [CONFIDENTIAL PORTION DELETED]

19.3 BUYER AND BRAD AGREE THAT THIS AGREEMENT, HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH HEREIN WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN ARTICLE 19.2.

19.4 LETTER AGREEMENT MJR-009 EXCLUSIVELY SETS FORTH BRAD's POST DELIVERY OBLIGATIONS WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT.

         EXCEPT AS SET FORTH IN SIDE LETTERS MJR-006, MJR-007, MJR-008 AND MJR-009 THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS OR WARRANTIES, EXPRESS OR IMPLIED, BETWEEN THE PARTIES WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION, OR ANY DEFECT IN THE AIRCRAFT, OR ANY DEFECT IN ANY OTHER THING DELIVERED UNDER THIS AGREEMENT.

19.5     [CONFIDENTIAL PORTION DELETED]

ARTICLE 20 - ASSIGNMENT

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned subsidiary or affiliate provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement.

20.2 Except as provided in Article 20.1, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without BRAD's prior written consent, such consent not to be unreasonably withheld. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and BRAD reserves the right to amend one or more of the terms and conditions of this Agreement.

20.3 Notwithstanding Article 20.2 above, Buyer may assign, after transfer of title of the Aircraft, its rights under the Agreement to a third party purchaser of any one of the Aircraft, provided said third party acknowledges in writing to be bound by the applicable terms and conditions of this Agreement, including but not limited to the provisions and limitations as detailed Annex A, Customer Support Services, Annex B, Warranty and Service Life Policy and of the provisions and limitations in Limitation of Liability as defined in
         Article 19 hereof and Indemnity Against Patent Infringement as defined in Article 18 hereof and any other on-going obligations of Buyer, which shall apply to it to the same extent as if said third party was Buyer hereunder and provided that there is no increase to the liability and/or responsibility of BRAD and provided Buyer shall remain jointly and severally liable with the assignee for the performance of any and all of Buyer's obligations under this Agreement.

20.4 BRAD may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.5 Notwithstanding the other provisions of this Article 20, BRAD shall, at Buyer's cost and expense, if so requested in writing by Buyer take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (i) to, after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase to the liability and/or responsibility of BRAD arising through such financing and provided Buyer shall remain jointly and severally liable with the assignee for the performance of any and all of Buyer's obligations under this Agreement.

ARTICLE 21 - SUCCESSORS

         This Agreement shall inure to the benefit of and be binding upon each of BRAD and Buyer and their respective successors.

ARTICLE 22 - APPLICABLE LAWS

22.1 THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE DOMESTIC LAWS OF THE STATE OF NEW YORK, U.S.A., EXCLUDING THE CHOICE OF LAW RULES, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

22.2 BRAD's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls.

ARTICLE 23 - CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement and fulfill its obligations under the applicable securities laws governing each party. The parties shall however only disclose those parts of the agreement which are expressly required by such securities laws..

23.2 Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of BRAD. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of BRAD.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

ARTICLE 24 - AGREEMENT

24.1 This Agreement and the matters referred to herein constitute the entire Agreement between BRAD and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandum of Agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between BRAD and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either BRAD or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof. All Appendices, Exhibits and Annexes referred to herein and attached hereto are made part of this Agreement by reference. In the event of any inconsistencies between this Agreement and any of the Appendices, Exhibits and Annexes or other documents referred to herein, the provisions of this Agreement shall prevail.

24.2 If any of the provisions of this Agreement are for any reason declared by judgement of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

24.3 THE OBLIGATIONS AND LIABILITIES OF BRAD, INCLUDING THE WARRANTY AND SERVICE LIFE POLICY ATTACHED [CONFIDENTIAL PORTION DELETED], HAVE BEEN EXPRESSED, DISCUSSED, UNDERSTOOD AND AGREED TO BETWEEN BUYER AND BRAD IN CONSIDERATION OF THE PURCHASE PRICE OF THE AIRCRAFT AND OTHER PROVISIONS OF THIS AGREEMENT.

24.4 BRAD and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

In witness whereof this Agreement was signed on the date written hereof:



For and on behalf of                                  For an on behalf of



BUYER:                                                BRAD.:



Per:  ____________________                            Per:______________________



Title: ___________________                            Title:____________________

                                   APPENDIX I
                                 DHC-8 AIRCRAFT
                           ECONOMIC ADJUSTMENT FORMULA

                         [CONFIDENTIAL PORTION DELETED]

                                  APPENDIX II
                                  -----------

                               DELIVERY SCHEDULE
                               -----------------

First Aircraft                    February                     1996
Second Aircraft                   March                        1996
Third Aircraft                    March                        1996
Fourth Aircraft                   April                        1996
Fifth Aircraft                    April                        1996
Sixth Aircraft                    May                          1996
Seventh Aircraft                  May                          1996
Eighth Aircraft                   June                         1996
Ninth Aircraft                    June                         1996
Tenth Aircraft                    July                         1996
Eleventh Aircraft                 August                       1996
Twelfth Aircraft                  August                       1996
Thirteenth Aircraft               September                    1996
Fourteenth Aircraft               September                    1996
Fifteenth Aircraft                October                      1996
Sixteenth Aircraft                October                      1996
Seventeenth Aircraft              November                     1996
Eighteenth Aircraft               November                     1996
Nineteenth Aircraft               December                     1996
Twentieth Aircraft                December                     1996
Twenty-First Aircraft             January                      1997
Twenty-Second Aircraft            January                      1997
Twenty-Third Aircraft             February                     1997
Twenty-Fourth Aircraft            February                     1997
Twenty-Fifth Aircraft             March                        1997

                                 APPENDIX III

                                SPECIFICATION

                                  DHC-8-100:

                             DETAIL SPECIFICATION

                            Number DS8-200 Issue 2

                                 August 1994

                                   APPENDIX IV

                        BUYER SELECTED OPTIONAL FEATURES

                                                          PRICE IN FEB. 1, 1995
                                                          ---------------------
NUMBER                         DESCRIPTION                     U.S. DOLLARS
------                         -----------                ---------------------

 803SO00073              Dash 8 Series 200 (Model 202)

 825CH01152             Interior Configuration - United
                                Express (Mesa)

 811CH00029              Exterior Paint Scheme United
                                Express (Mesa)                [CONFIDENTIAL

 821CH00029             Ground Air Conditioning RH Side

 823CH00032               Selcal System (Frederickson
                         Jetcal 5 Compatible with VHF
                                     Comm

 823SO08041              VHF Comm Dual-Collins Proline
                                  II (VHF 22)                    PORTION

 824CH82066              Batteries On line with Ground
                                     Power

824SO08070-1              Two 40 Amp\hour SAFT NICAD
                            Batteries ILO Standard

 825CH01077              ELT (Pointer C-4000) Post Mod
                                    8\2100                       DELETED]

 834CH00098                 Audible Altitude Alert

 834CH00375              Dual Collins Mode S & TCAS II

NUMBER                     Description                   Price in Feb. 1, 1995
------                     -----------                   ---------------------
                                                              U.S. Dollars
                                                         ---------------------

 834CH00379            Replacement of EFIS with
                    Electro-Mechanical Instruments

834SO08042-1       VHF Nav. Dual Collins Proline II
                               (VIR 32)                      [CONFIDENTIAL

834SO08043-1         ADF Single Collins Proline II
                               (ADF 60)

 834SO08045          DME No. 1 Collins Proline II
                               (DME 42)

834SO08048-1         DME No. 2 Collins Proline II
                               (DME 42)

 835CH00011           Automatic Drop Down Oxygen                PORTION

825S001076-1         Equipment\Furnishings SU for
                           Galley Series 200

 825CH02001                  Additional SU
    TOTAL                                                       DELETED]

                                   APPENDIX V
                        ESTIMATED AIRCRAFT DELIVERY PRICE


                                                     Aircraft Purchase
                                                     -----------------
Aircraft                                                   Price
--------                                                   -----
First Aircraft
Second Aircraft
Third Aircraft
Fourth Aircraft                                      [CONFIDENTIAL
Fifth Aircraft
Sixth Aircraft
Seventh Aircraft
Eighth Aircraft
Ninth Aircraft
Tenth Aircraft
Eleventh Aircraft                                    PORTION
Twelfth Aircraft
Thirteenth Aircraft
Fourteenth Aircraft
Fifteenth Aircraft
Sixteenth Aircraft
Seventeenth Aircraft
Eighteenth Aircraft
Nineteenth Aircraft                                  DELETED]
Twentieth Aircraft
Twenty-First Aircraft
Twenty-Second Aircraft
Twenty-Third Aircraft
Twenty-Fourth Aircraft
Twenty-Fifth Aircraft

                                                                       EXHIBIT I

                            CERTIFICATE OF ACCEPTANCE

The undersigned hereby acknowledges on behalf of Buyer acceptance of the
Aircraft bearing manufacturer's serial number                      fitted with
two (2) Pratt & Whitney of Canada, Ltd. PWC-120/123/ engines bearing serial
number                       and                    as being in accordance with
the terms and conditions of this Agreement signed on the   day of          ,
19   between Bombardier Regional Aircraft Division and Buyer.

Place:                                               Date:
       -------------------                                  -------------------



SIGNED FOR AND ON BEHALF OF

[BUYER'S NAME]                                       WITNESSED

Per:                                                 Per:
       -------------------                                  -------------------

Title:                                               Title:
       -------------------                                  -------------------

                                                                      EXHIBIT II

                                  BILL OF SALE

1. FOR VALUABLE CONSIDERATIONS, DE HAVILLAND INC., OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:



             ONE DE HAVILLAND DHC-8-200 AIRCRAFT BEARING:

             MANUFACTURER'S SERIAL NO.:                                  , WITH:

             PWC-/120/123/ ENGINES SERIAL NOS.:

                                                                           , AND

              AUXILIARY POWER UNIT NO.:

         DOES THIS           DAY OF               19      HEREBY SELL, GRANT,
         TRANSFER AND DELIVER ALL RIGHTS, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO: [BUYER's NAME].

         BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, DE HAVILLAND INC. HEREBY DIVESTS ITSELF OF ALL ITS RIGHTS, INTERESTS AND/OR LIEN OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

         BUYER:

         PLACE:                                           TIME:
               -------------------                             -----------------

         For and on behalf of

         DE HAVILLAND INC.:

         Per:
             -------------------

         Title:
               -------------------

EXHIBIT III

                       CERTIFICATE OF RECEIPT OF AIRCRAFT

     THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER REGIONAL AIRCRAFT DIVISION, AT THE DOWNSVIEW AIRPORT, ADJACENT TO BRAD'S PLANT
IN THE CITY OF DOWNSVIEW, PROVINCE OF ONTARIO, CANADA, ON THE               DAY
OF                , AT THE HOUR OF               O'CLOCK, ONE (1) de HAVILLAND
DHC-8-/100/200/300/ AIRCRAFT, BEARING SERIAL NUMBER               , INCLUDING
WITH THE AIRCRAFT TWO (2) PWC-/120/123/ ENGINES BEARING MANUFACTURER'S SERIAL
NUMBERS               &                    AND OTHER MAJOR REPLACEABLE
ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.

Signed for and on behalf of [Buyer's name]:


Per:
    ---------------------

Title:
      -------------------

                                                                      EXHIBIT IV

                                  CHANGE ORDER
                                   (PRO FORMA)

================================================================================
                             CONTRACT CHANGE ORDER
================================================================================

PURCHASER:

PURCHASE AGREEMENT NO.:                                        AIRCRAFT TYPE:

C.C.O. NO.:                                                  DATED:

PAGES AFFECTED:                                              PAGE    of
                                                                  --   --

REASON FOR CHANGE:

================================================================================

DESCRIPTION OF CHANGE:


PAGES TO BE SUBSTITUTED                               NEW/REVISED PAGES



CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:


--------------------------------------------------------------------------------
      ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
--------------------------------------------------------------------------------


FOR AND ON BEHALF OF:                                  FOR AND ON BEHALF OF:
================================================================================
BRAD
                                             -----------------------------------


Signed:                                      Signed:
       ---------------------------                  ----------------------------


Date:                                        Date:
     -----------------------------                ------------------------------
================================================================================

Date: March 24, 1995
Our Ref: B95-7701-MJR-001

Mesa Airlines, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE:  LETTER AGREEMENT NO. B95-7701-MJR-001  (RE: FUTURE TRADE-IN RIGHTS)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. (Mesa) for the sale of Twenty-Five
(25) DHC-8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

Future Trade-in Rights

Buyer will be entitled to trade-in any of its Aircraft against the acquisition of any of BRAD's current products, including the de Havilland Dash-8 will be entitled to trade-in any of its Aircraft against the acquisition of any of BRAD's current products, including the de Havilland Dash-8 Series 400 aircraft or Canadair CRJX aircraft, if either or both of such programs proceed. The trade-in of Aircraft and the acquisition of any of BRAD's products shall be subject to mutual agreement on terms and conditions prevailing at the time of trade-in.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

Bombardier Regional Aircraft Division



-------------------------------
Paul H. Francoeur,
Vice-President, Contracts



ACCEPTED AND AGREED TO:

this ...... day of March, 1995



Mesa Airlines, Inc.

By:
   ----------------------------------

Title:
      -------------------------------

March 24, 1995
Our Ref: B95-7701-MJR-002


Attention:  Mr. Larry Risley
         Chairman,
         Mesa Airlines, Inc.
         2325 East 30th
         Farmington, New Mexico
         U.S.A. 87401.



Gentlemen,

RE:  LETTER AGREEMENT NO. B95-7701-MJR-002  (RE: OPTION AIRCRAFT)


In consideration of your agreement to purchase 25 DHC-8 Series 200 aircraft (the "Firm Aircraft") under Purchase Agreement No. B-95-7701-PA-299 (the "Agreement"), Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD"), is pleased to offer to Mesa Airlines, Inc.("Buyer") the option to purchase Twenty Five (25) DHC-8 Series 200 aircraft (the "Option Aircraft") on the following terms and conditions.

1.1 The Option Aircraft will be as described in Article 2 of the Agreement.

1.2      The Option Aircraft shall be in two (2) blocks, the first of thirteen
         (13) (the "First Option Aircraft Block") and the second of twelve (12) (the "Second Option Aircraft Block") respectively.




1.3 BRAD will deliver the Option Aircraft to Buyer during the following months:

                                                                        Page 2.

FIRST OPTION BLOCK                                    DELIVERY DATES
First Option Aircraft
Second Option Aircraft
Third Option Aircraft                                          [CONFIDENTIAL
Fourth Option Aircraft
Fifth Option Aircraft
Sixth Option Aircraft
Seventh Option Aircraft                                        PORTION
Eighth Option Aircraft
Ninth Option Aircraft
Tenth Option Aircraft
Eleventh Option Aircraft
Twelfth Option Aircraft
Thirteenth Option Aircraft                                     DELETED]

SECOND OPTION BLOCK                                   DELIVERY DATE
Fourteenth Option Aircraft
Fifteenth Option Aircraft
Sixteenth Option Aircraft                                      [CONFIDENTIAL
Seventeenth Option Aircraft
Eighteenth Option Aircraft
Nineteenth Option Aircraft                                     PORTION
Twentieth Option Aircraft
Twenty-First Option Aircraft
Twenty-Second Option Aircraft
Twenty-Third Option Aircraft
Twenty-Fourth Option Aircraft
Twenty-Fifth Option Aircraft                                   DELETED]

1.4.1    The  base  price in  February  1,  1995  United  States  Dollars  of
         the  Option  Aircraft,  is         CONFIDENTIAL PORTION DELETED
                                         ---------------------------------------

1.4.2.   The price of Buyer selected  optional  features as described at
         Appendix IV of the Agreement is    CONFIDENTIAL PORTION DELETED
                                         ---------------------------------------

1.4.3. These base prices are subject to escalation in accordance with the Economic Adjustment Formula set out in Appendix I of the Agreement.

         For Buyer's information, the estimated delivery prices of the Option Aircraft are set forth below:

                                                                        Page 3.

FIRST OPTION BLOCK                                    ESTIMATED DELIVERY
                                                         PRICE
First Option Aircraft
Second Option Aircraft
Third Option Aircraft                                          [CONFIDENTIAL
Fourth Option Aircraft
Fifth Option Aircraft
Sixth Option Aircraft
Seventh Option Aircraft                                        PORTION
Eighth Option Aircraft
Ninth Option Aircraft
Tenth Option Aircraft
Eleventh Option Aircraft
Twelfth Option Aircraft
Thirteenth Option Aircraft                                     DELETED]

SECOND OPTION BLOCK                                   ESTIMATED DELIVERY
                                                         PRICE
Fourteenth Option Aircraft
Fifteenth Option Aircraft
Sixteenth Option Aircraft                                      [CONFIDENTIAL
Seventeenth Option Aircraft
Eighteenth Option Aircraft
Nineteenth Option Aircraft
Twentieth Option Aircraft
Twenty-First Option Aircraft                                   PORTION
Twenty-Second Option Aircraft
Twenty-Third Option Aircraft
Twenty-Fourth Option Aircraft
Twenty-Fifth Option Aircraft                                   DELETED]

1.5      The above prices exclude flyaway fuel, taxes and duties.

1.6 As consideration for this option, Buyer will pay to BRAD, upon exercise of each Option Aircraft Block , the non-refundable sum of CONFIDENTIAL PORTION DELETED for each Option Aircraft in such Option Aircraft Block, such non-refundable sum to be treated as a deposit against the price of the related Option Aircraft.

1.7      All dollar amounts in this Letter Agreement are in U.S. dollars.

                                                                        Page 4.

1.8 To exercise its option to purchase the First Option block, Buyer shall notify BRAD in writing on or before the first day of the fifteenth
         (15th) month prior to the month of scheduled delivery of the First Option Aircraft. To exercise its option to purchase the Second Block of Option Aircraft, Buyer shall also notify BRAD in writing on or before the first day of the fifteenth (15th) month prior to the delivery of the Fourteenth Option Aircraft.

1.9 Buyer and BRAD will negotiate a definitive agreement for the purchase of each Option Aircraft block within thirty (30) days of notice of exercise of the respective Option Aircraft block. The definitive agreements for the Option Aircraft will be based on the terms of the Agreement, excluding the provisions of any letter agreements forming part of the Agreement, and will include additional provisions to be mutually agreed upon. If the definitive agreements are not signed by the end of the thirty (30) day period either party may, within ten (10) days of the end of such period, cancel the option for such Option Aircraft by written notice. Upon execution of such definitive agreements, the Option Aircraft so exercised shall become firm and the terms of payment per letter agreement B95-7701-MJR-004 shall become applicable to such Aircraft.

1.10 If Buyer fails to take delivery of and pay for any Firm Aircraft, BRAD may cancel this option and terminate any unperformed definitive agreements for the purchase of the Option Aircraft.

         If Buyer fails to exercise its option to purchase the First Option Aircraft Block , then the option to purchase the Second Optiona Aircraft Block is cancelled.

1.11 If Buyer does not exercise either option, if an option is canceled, or if BRAD terminates a definitive agreement under 1.9 or 1.10 above, BRAD will retain all payments received for both blocks of Option Aircraft.

1.12 The options in this Letter Agreement are not assignable to third parties without the written consent of BRAD.

Yours truly,

BOMBARDIER INC.

------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO
this    day of March, 1995

Mesa Airlines, Inc.

By:
   ---------------------

Title:
      ------------------

Date: March 24, 1995
Our Ref:  B95-7701-MJR-003

Mesa Airlines, Inc.
2325 East 30th,
Farmington New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE:  LETTER AGREEMENT NO. B95-7701-MJR-003 ([CONFIDENTIAL PORTION DELETED])

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8- 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

It is acknowledged that Buyer acquired a quantity of [CONFIDENTIAL PORTION DELETED] with the purchase of [CONFIDENTIAL PORTION DELETED] and the assignment of a lease of [CONFIDENTIAL PORTION DELETED] and the purchase of [CONFIDENTIAL PORTION DELETED] and the assignment of a lease of [CONFIDENTIAL PORTION DELETED].

BRAD agrees to [CONFIDENTIAL PORTION DELETED] Buyer [CONFIDENTIAL PORTION DELETED] by Buyer as a result of its procurement and lease assignment as stated above per the following conditions:

1) [CONFIDENTIAL PORTION DELETED] must have complete traceability and certification documentation available.

2)   [CONFIDENTIAL PORTION DELETED] must be certified with FAA repair tags.

3) Packaging should be in accordance with industry standards for the shipment of [CONFIDENTIAL PORTION DELETED].

4)   [CONFIDENTIAL PORTION DELETED]

5)   [CONFIDENTIAL PORTION DELETED]

6)   [CONFIDENTIAL PORTION DELETED]

7) Transportation will be [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] will be responsible for transportation arrangements and charges.

8a) Following an audit by BRAD of [CONFIDENTIAL PORTION DELETED] currently held by Buyer, Buyer will provide a listing of [CONFIDENTIAL PORTION DELETED]

8b) Contemporaneously with the return of [CONFIDENTIAL PORTION DELETED], a further audit of [CONFIDENTIAL PORTION DELETED] then held by Buyer will be effected, and [CONFIDENTIAL PORTION DELETED] will supply a listing of [CONFIDENTIAL PORTION DELETED] in hard copy and on diskette.

9a) BRAD will review the list mentioned in 8) above and within [CONFIDENTIAL PORTION DELETED] will provide [CONFIDENTIAL PORTION DELETED] in accordance with the provisions of 1) through 7) above. Delivery by [CONFIDENTIAL PORTION DELETED] and establishment of the [CONFIDENTIAL PORTION DELETED] will occur promptly after [CONFIDENTIAL PORTION DELETED].

9b) Upon return of [CONFIDENTIAL PORTION DELETED], and upon commencing the operation by Buyer of [CONFIDENTIAL PORTION DELETED], the terms and conditions of Article 9a) above will also apply for the audit and [CONFIDENTIAL PORTION DELETED] in possession of Buyer at such time.

10) Buyer and BRAD acknowledge that Buyer has [CONFIDENTIAL PORTION DELETED], and a number, to be identified, of [CONFIDENTIAL PORTION DELETED] specific to [CONFIDENTIAL PORTION DELETED]. BRAD will [CONFIDENTIAL PORTION DELETED].

11) [CONFIDENTIAL PORTION DELETED] will be [CONFIDENTIAL PORTION DELETED] to be determined and which will also be determined at a later date.


The first of [CONFIDENTIAL PORTION DELETED] to be issued as payment for [CONFIDENTIAL PORTION DELETED] will be in the amount of [CONFIDENTIAL PORTION DELETED] which will be used as the additional deposit per letter agreement B95-7701-MJR-004, and the second being the remainder which may be used by Buyer to purchase [CONFIDENTIAL PORTION DELETED] directly from BRAD.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly
Bombardier Regional Aircraft Division

------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this ...... day of March, 1995

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

Date: March 24, 1995
Our Ref:  B95-7701-MJR-004

Mesa Airlines, Inc.
2325 East 30th,
Farmington New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:
RE:  LETTER AGREEMENT NO. B95-7701-MJR-004   (RE: PAYMENT TERMS AND INITIAL
     PAYMENT)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8- 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

The following provisions replace and supercede the existing provisions of
Article 5 in the above-mentioned Agreement with respect to Terms of payment and Initial payment for the Aircraft.

1.   Terms of payment

     The terms of payment of the Aircraft are as follows:

          a. Upon execution of the Agreement, Buyer shall make an initial payment of [CONFIDENTIAL PORTION DELETED]. Such initial payment shall be applied proportionately against the delivery of the last [CONFIDENTIAL PORTION DELETED]; and

          b. Upon agreement as to the amount of the [CONFIDENTIAL PORTION DELETED] per Letter Agreement B95-7701-MJR-003, the first [CONFIDENTIAL PORTION DELETED] in the amount of [CONFIDENTIAL PORTION DELETED] will become an additional deposit and shall be applied proportionally against delivery of the [CONFIDENTIAL PORTION DELETED]; and

          c. on delivery of each [CONFIDENTIAL PORTION DELETED] the balance of the [CONFIDENTIAL PORTION DELETED] for such [CONFIDENTIAL PORTION DELETED] less any applicable initial payment made in accordance with a. and b.

2.   Initial Payment

The initial payment per article 1a., above may be made [CONFIDENTIAL PORTION DELETED]. It is understood that Buyer currently holds [CONFIDENTIAL PORTION DELETED] as described in [CONFIDENTIAL PORTION DELETED],-and Buyer will [CONFIDENTIAL PORTION DELETED] a sufficient amount of [CONFIDENTIAL PORTION DELETED] as collateral required for a [CONFIDENTIAL PORTION DELETED] by a third party.

It is understood that these [CONFIDENTIAL PORTION DELETED] are to be evaluated by such third party, who will determine the amount of [CONFIDENTIAL PORTION DELETED] required to constitute sufficient collateral for the [CONFIDENTIAL PORTION DELETED] to BRAD [CONFIDENTIAL PORTION DELETED] to BRAD. Such [CONFIDENTIAL PORTION DELETED] must be [CONFIDENTIAL PORTION DELETED], and must not include any restrictions which may adversely affect the value of [CONFIDENTIAL PORTION DELETED].

Buyer will be responsible for and will indemnify BRAD in respect of all interest, fees, costs and other expenses relating to [CONFIDENTIAL PORTION DELETED].

It is further understood that this transaction can only be acceptable to BRAD if such transaction will be [CONFIDENTIAL PORTION DELETED] by third parties [CONFIDENTIAL PORTION DELETED] BRAD.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Inc.

-------------------------
Paul H. Francoeur
Vice-President, Contracts


ACCEPTED AND AGREED TO:

this          day of March, 1995
     --------

MESA AIRLINES, Inc.


By:
       -----------------------------------
Title:
       -----------------------------------

March 24, 1995

Mesa Airlines, Inc.
2325 East 30th Street
Farmington, New Mexico  87401

Attention:  Mr. Larry Risley, Chairman


Gentlemen:

Re:  Letter Agreement No. B95-7701-MJR-005

Reference is made to the Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier, Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Mesa" or the "Buyer") for the sale of twenty-five (25) DHC- 8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by the Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters summarized below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

Lease financing of [CONFIDENTIAL PORTION DELETED] will be arranged by Mesa, working in close coordination with and supported by [CONFIDENTIAL PORTION DELETED] with [CONFIDENTIAL PORTION DELETED] to be underwritten by [CONFIDENTIAL PORTION DELETED] as generally outlined below. Any information related to the form and amount of any support which may be provided by [CONFIDENTIAL PORTION DELETED] is to be treated as confidential and is not to be provided to any third party without the express written consent of [CONFIDENTIAL PORTION DELETED] as further set forth in [CONFIDENTIAL PORTION DELETED] confidentiality agreement. It is [CONFIDENTIAL PORTION DELETED] responsibility to have such form executed with any third party prior to disclosure of any such information and to provide such form to [CONFIDENTIAL PORTION DELETED] for approval.

- BRAD will make every effort to arrange for no more than [CONFIDENTIAL PORTION DELETED] to close leases for the 25 aircraft. Closings may be multiple within [CONFIDENTIAL PORTION DELETED]. If [CONFIDENTIAL PORTION DELETED] leases are not in place as of each delivery date [CONFIDENTIAL PORTION DELETED] will be provided by [CONFIDENTIAL PORTION DELETED].

- [CONFIDENTIAL PORTION DELETED] shall provide in support of [CONFIDENTIAL PORTION DELETED] arrangement of the leases a [CONFIDENTIAL PORTION DELETED] and a [CONFIDENTIAL PORTION DELETED] (together the [CONFIDENTIAL PORTION DELETED]).

- Both parties agree to make good faith efforts to allow [CONFIDENTIAL PORTION DELETED] to achieve [CONFIDENTIAL PORTION DELETED] for this transaction. Any benefits derived from [CONFIDENTIAL PORTION DELETED] in excess of what is required to achieve the [CONFIDENTIAL PORTION DELETED] shall be for [CONFIDENTIAL PORTION DELETED] account.

- For purposes of determining the nature and degree of [CONFIDENTIAL PORTION DELETED] to be provided by [CONFIDENTIAL PORTION DELETED], base-line economics shall be established which provide the equivalent of an average [CONFIDENTIAL PORTION DELETED] equal to [CONFIDENTIAL PORTION DELETED] under the Agreement, assuming a [CONFIDENTIAL PORTION DELETED] and interest rates prevailing on [CONFIDENTIAL PORTION DELETED] (subject to adjustment as described below) and U.S. Federal tax laws in effect at [CONFIDENTIAL PORTION DELETED]. The [CONFIDENTIAL PORTION DELETED] the continued existence of the bankruptcy protection offered by Section 1110 of the U.S. Bankruptcy Code or its substantial equivalent if amended. It is understood that [CONFIDENTIAL PORTION DELETED] will not apply to each and every [CONFIDENTIAL PORTION DELETED] individually, but shall be calculated on the total number of [CONFIDENTIAL PORTION DELETED] in the agreement.

- The benefit of [CONFIDENTIAL PORTION DELETED] for other than level [CONFIDENTIAL PORTION DELETED], including but not limited to (a) [CONFIDENTIAL PORTION DELETED] interim periods up to [CONFIDENTIAL PORTION DELETED] months,
(b) [CONFIDENTIAL PORTION DELETED] not to exceed [CONFIDENTIAL PORTION DELETED] months, (c) [CONFIDENTIAL PORTION DELETED] rent structures, (d) [CONFIDENTIAL PORTION DELETED] structures, and (e) an extension in the [CONFIDENTIAL PORTION DELETED] up to [CONFIDENTIAL PORTION DELETED] years may be utilized by [CONFIDENTIAL PORTION DELETED] to achieve the [CONFIDENTIAL PORTION DELETED] and
(f) availability of state income tax benefits. To the extent that the [CONFIDENTIAL PORTION DELETED] may be achieved without use of the above benefits, [CONFIDENTIAL PORTION DELETED]. In the event that [CONFIDENTIAL PORTION DELETED] are paid on a schedule which provides for payments on the basis of [CONFIDENTIAL PORTION DELETED], and the stipulated [CONFIDENTIAL PORTION DELETED] which may be [CONFIDENTIAL PORTION DELETED] in part by Bombardier shall not contain [CONFIDENTIAL PORTION DELETED] nor, regardless of the [CONFIDENTIAL PORTION DELETED] between monthly and semi-annually, shall the [CONFIDENTIAL PORTION DELETED] amounts contain any other amounts not contained in the [CONFIDENTIAL PORTION DELETED] schedules.

- [CONFIDENTIAL PORTION DELETED] recognizes [CONFIDENTIAL PORTION DELETED] desire to access [CONFIDENTIAL PORTION DELETED] and therefor [CONFIDENTIAL PORTION DELETED] will use good faith efforts to obtain [CONFIDENTIAL PORTION DELETED] for this transaction. Any fees for such [CONFIDENTIAL PORTION DELETED] are for [CONFIDENTIAL PORTION DELETED] account. [CONFIDENTIAL PORTION DELETED] will have the right to select [CONFIDENTIAL PORTION DELETED] if available. If [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] will have the right to enter into one or more [CONFIDENTIAL PORTION DELETED], cost of which is for [CONFIDENTIAL PORTION DELETED] account. [CONFIDENTIAL PORTION DELETED] costs for [CONFIDENTIAL PORTION DELETED].

- If [CONFIDENTIAL PORTION DELETED] determines, in consultation with [CONFIDENTIAL PORTION DELETED], that the requisite [CONFIDENTIAL PORTION DELETED] will not be achieved in the [CONFIDENTIAL PORTION DELETED] on the basis of [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] will provide or cause to be provided (but not limited to) any of the following as it may determine: (a) Increased [CONFIDENTIAL PORTION DELETED]; (b) [CONFIDENTIAL PORTION DELETED] agreements; (c) [CONFIDENTIAL PORTION DELETED] provided by [CONFIDENTIAL PORTION DELETED] for [CONFIDENTIAL PORTION DELETED] under the leases; (d) [CONFIDENTIAL PORTION DELETED] of the [CONFIDENTIAL PORTION DELETED] payable by [CONFIDENTIAL PORTION DELETED] , (e) direct [CONFIDENTIAL PORTION DELETED] provided or [CONFIDENTIAL PORTION DELETED] by [CONFIDENTIAL PORTION DELETED], or any combination of the foregoing, as may be required to achieve [CONFIDENTIAL PORTION DELETED].

- If [CONFIDENTIAL PORTION DELETED] is unable to arrange [CONFIDENTIAL PORTION DELETED] as described above with [CONFIDENTIAL PORTION DELETED] provided by [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] will become responsible for arranging [CONFIDENTIAL PORTION DELETED] as described above. If [CONFIDENTIAL PORTION DELETED], for whatever reason, is unable to arrange such [CONFIDENTIAL PORTION DELETED], including [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] will have no obligation to accept the affected [CONFIDENTIAL PORTION DELETED] and there will be no cost to [CONFIDENTIAL PORTION DELETED] with regard to such non-acceptance.

- [CONFIDENTIAL PORTION DELETED] will have the option to purchase [CONFIDENTIAL PORTION DELETED] on the [CONFIDENTIAL PORTION DELETED] anniversary of the relevant [CONFIDENTIAL PORTION DELETED] at the then-applicable [CONFIDENTIAL PORTION DELETED] plus [CONFIDENTIAL PORTION DELETED] if any.

- The [CONFIDENTIAL PORTION DELETED] will reflect the right, if practical, of [CONFIDENTIAL PORTION DELETED] to use each [CONFIDENTIAL PORTION DELETED], provided that, if required by the relevant [CONFIDENTIAL PORTION DELETED], for it's own account, shall indemnify any loss of such [CONFIDENTIAL PORTION DELETED] to the extent resulting from such usage and the consequent allocation to [CONFIDENTIAL PORTION DELETED] of more than [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] from the [CONFIDENTIAL PORTION DELETED] transactions to which such [CONFIDENTIAL PORTION DELETED] is a party in any of the [CONFIDENTIAL PORTION DELETED] years commencing with [CONFIDENTIAL PORTION DELETED] that includes the relevant [CONFIDENTIAL PORTION DELETED], provided that the resulting [CONFIDENTIAL PORTION DELETED] is not increased above the [CONFIDENTIAL PORTION DELETED] as a result of such [CONFIDENTIAL PORTION DELETED].

- The capital cost of the [CONFIDENTIAL PORTION DELETED] for purposes of determining [CONFIDENTIAL PORTION DELETED] shall include transaction fees and expenses in the amount of [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED], including counsel's fees for [CONFIDENTIAL PORTION DELETED] normal for [CONFIDENTIAL PORTION DELETED] and any other direct transaction costs, including the [CONFIDENTIAL PORTION DELETED] as described below. It is expected that each of such fees and expenses [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] and detailed billing of such services to be provided to [CONFIDENTIAL PORTION DELETED]. Any expenses in excess of [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] cost will be paid by [CONFIDENTIAL PORTION DELETED].

- Advisory fees of either party, if any, will be paid separately by each party. These fees, if either party chooses to incur them, are not to be included in the [CONFIDENTIAL PORTION DELETED].

- An adjustment to the [CONFIDENTIAL PORTION DELETED] applicable to actual [CONFIDENTIAL PORTION DELETED] will be determined as follows: An "Auditor", as agreed to by [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED], will calculate the [CONFIDENTIAL PORTION DELETED] as previously described for each [CONFIDENTIAL PORTION DELETED] (the "[CONFIDENTIAL PORTION DELETED]") such that the [CONFIDENTIAL PORTION DELETED] for all scheduled [CONFIDENTIAL PORTION DELETED] shall not exceed the average equivalent [CONFIDENTIAL PORTION DELETED] of the [CONFIDENTIAL PORTION DELETED] and the [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] for each [CONFIDENTIAL PORTION DELETED] remains constant. This calculation will establish the [CONFIDENTIAL PORTION DELETED] (utilizing the [CONFIDENTIAL PORTION DELETED]) for [CONFIDENTIAL PORTION DELETED] (the "[CONFIDENTIAL PORTION DELETED]") based on a [CONFIDENTIAL PORTION DELETED], a [CONFIDENTIAL PORTION DELETED], a [CONFIDENTIAL PORTION DELETED] U.S. Federal income tax rate, and [CONFIDENTIAL PORTION DELETED] total transaction expenses. The "[CONFIDENTIAL PORTION DELETED]" will [CONFIDENTIAL PORTION DELETED] on the U.S. Treasury Note having [CONFIDENTIAL PORTION DELETED] the average [CONFIDENTIAL PORTION DELETED], plus the [CONFIDENTIAL PORTION DELETED] to be agreed upon.

Prior to [CONFIDENTIAL PORTION DELETED] closing date, adjustments to the equivalent [CONFIDENTIAL PORTION DELETED] shall be made to reflect the following:

1) The impact of the change in the [CONFIDENTIAL PORTION DELETED] will be calculated and converted into an increase or decrease in the [CONFIDENTIAL PORTION DELETED].

2) Changes in [CONFIDENTIAL PORTION DELETED] between the [CONFIDENTIAL PORTION DELETED] and the time of the pricing of [CONFIDENTIAL PORTION DELETED] for each [CONFIDENTIAL PORTION DELETED]. The [CONFIDENTIAL PORTION DELETED] shall state the assumed [CONFIDENTIAL PORTION DELETED] on the basis that [CONFIDENTIAL PORTION DELETED], the [CONFIDENTIAL PORTION DELETED] would be based on a [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] and a guarantee of [CONFIDENTIAL PORTION DELETED] (i.e. [CONFIDENTIAL PORTION DELETED] guarantee of [CONFIDENTIAL PORTION DELETED]). Changes in the base [CONFIDENTIAL PORTION DELETED] will be tied to the [CONFIDENTIAL PORTION DELETED] of the [CONFIDENTIAL PORTION DELETED], using a [CONFIDENTIAL PORTION DELETED] U.S. Federal income tax rate (and further shall give recognition to [CONFIDENTIAL PORTION DELETED] in the [CONFIDENTIAL PORTION DELETED]). The [CONFIDENTIAL PORTION DELETED] are to be expressed as a percentage of [CONFIDENTIAL PORTION DELETED], as would be necessary to achieve the [CONFIDENTIAL PORTION DELETED] equivalent [CONFIDENTIAL PORTION DELETED] factors.

All of the above changes shall be measured against the [CONFIDENTIAL PORTION DELETED] as of [CONFIDENTIAL PORTION DELETED] and U.S. Federal income tax laws in effect on [CONFIDENTIAL PORTION DELETED].

[CONFIDENTIAL PORTION DELETED] obligations under this letter and the [CONFIDENTIAL PORTION DELETED] will be conditioned upon there having been no material adverse change in [CONFIDENTIAL PORTION DELETED], defined for this purpose to mean the inability of [CONFIDENTIAL PORTION DELETED] to meet its [CONFIDENTIAL PORTION DELETED] (ratios to be determined).

If the foregoing is acceptable to you, please so indicate below.

Yours truly,

BOMBARDIER REGIONAL AIRCRAFT DIVISION


----------------------------
Walter A. Galloway
Director of Contracts
Dash 8 Aircraft


Accepted and agreed to:
Mesa Airlines, Inc.

By:
   -------------------------
   Larry L. Risley
   Chief Executive Officer

Date: March 24, 1995
Our Ref: B95-7701-MJR-006

Mesa Airlines, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE:  LETTER AGREEMENT NO. B95-7701-MJR-006  (RE: SPARE PARTS SUPPORT PROGRAM)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. (Mesa) for the sale of Twenty-Five
(25) DHC-8- 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

                                   FLEX PARTS

                          SPARE PARTS SUPPORT AGREEMENT

TABLE OF CONTENTS
-----------------

ARTICLES
--------

1        Definitions
2        Scope of the Plan
3        Aircraft Operations/Maintenance
4        Price
5        Payment Terms
6        Term of the Agreement
7        Facilities
8        Title - Risk of Loss
9        Excusable Delay
10       Warranty
11       Patent Infringement
12       [CONFIDENTIAL PORTION DELETED]
13       Notices
14       Laws
15       Taxes
16       Insurance
17       Confidentiality
18       Assignment
19       Liens
20       Waiver
Appendices

ARTICLE 1
DEFINITIONS

The following words and expressions when used in the present letter agreement (Spares Parts Support Agreement), shall have the meaning given to them below.

1.1
ABUSE

a) The Failure by the Buyer to perform the proper Maintenance, Repair, or Modification of any component as required by any applicable manuals, Bulletins, Publications and/or written instructions, including without limitation BRAD Maintenance, repair and Overhaul manuals, written instructions, and any appropriate Airworthiness Authorities requirements and/or Airworthiness Directives; or

b) any use, operation, testing or storage of any Component not in accordance with accepted aircraft operation, maintenance practice or applicable manuals, bulletins, guidelines, specifications, publications and/or written instructions; or

c) Any, neglect, misuse, degradation or wrongful act or omission, unauthorized repair or modification adversely affecting any component; or

d) Any accident, impact or foreign object damage or unusual wear to any component.

1.3
AIRCRAFT

The Aircraft as described in Article 2.1 of the Agreement.

1.4
ROTABLE

An item which can be economically repairable and can be restored to a servicable condition. Normally these items are assemblies which include replaceable parts but also include units without component parts which can be refurbished by cleaning, refinishing, patching, etc.

1.5
EXPENDABLE

Items for which no authorized repair procedure exists, or for which the cost of repair would not be economical or exceed the cost of replacement.

1.6
CONSUMABLE

Generally bulk-type materials such as lubricants, cements, compounds, paints, chemicals, dyes, splices and patches called out in maintenance and repair procedures for aircraft, engines, equipment and component end items.

1.7
DEHAVILLAND  CORPORATION

DeHavilland Corporation, (DHC) a US Corporation and a Subsidiary of DeHavilland Inc., a Delaware Corporation, having a place of business at Taylor, Michigan, USA.and represented by its Bombardier Regional Aircraft Division (BRAD)

1.8
INSURANCE SPARES

Items which are not expected to fail but which are stocked purely as a precaution by the manufacturer or airline to preclude undue schedule interruptions or economic hardship should the item require replacement. (e.g. flaps, ailerons, elevator, doors etc.)

1.9
NO FAULT FOUND

The removal of any Component which is returned to the Program and/or to any Vendor or Repair or Overhaul facility and which, after investigation by DHC and/or the vendor, is found to be serviceable.

1.10
OVERHAUL

To make any component serviceable by disassembly, inspecting, replacing, or repairing failed, damaged or worn parts of such a component including, where necessary, by compliance with applicable Service Bulletins, if required for certification, to achieve operating or design tolerances. An overhauled component shall be certified to have zero time for purpose of designated service life, unless otherwise specified.

1.11
PROGRAM

The Spare Parts Support Program also otherwise known as FlexParts, offered to the Buyer for its Aircraft as set forth and according to the terms of the present Spares Part Support Agreement.

1.12
REPAIR

To make any component serviceable by disassembly, inspecting, replacing, or repairing failed or damaged parts of such a component including where necessary, compliance with applicable service bulletins, if required for certification.

1.13
SERVICEABLE COMPONENT OR SERVICEABLE

Any component that is in a serviceable condition as defined by the limits, tolerances or allowances set forth in any applicable manual, bulletins, guidelines, specifications, publications and/or written instructions, and/or that is in compliance with all appropriate Airworthiness Authorities requirements and/or Airworthiness directives.

1.14
UNSERVICEABLE COMPONENT OR UNSERVICEABLE

Any component that is not in a serviceable condition as defined by the limits, tolerances or allowances set forth in any applicable manual, bulletins, guidelines, specifications, publications and/or written instructions, and/or that is not in compliance with all appropriate Airworthiness Authorities requirements and/or Airworthiness directives.

1.15
STRUCTURE OR STRUCTURAL PARTS

Any self-contained part or any combination of parts, sub-assemblies or units which performs a function of carrying loads or supporting equipment or maintaining aerodynamic configuration or control or diverting airflow.

ARTICLE 2

SCOPE OF THE PLAN

DHC will provide provisioning spare parts support at Buyer's main base of operation and one line station based upon the following assumptions and comprising the following inclusions and/or exclusions:

2.1  ASSUMPTIONS
     - 25 Dash 8 Series 200 aircraft.
     - Aircraft delivered at a rate of 2 per month.

     - Minimum Annual Utilization will be 2700 Flight Hours per year.
     - Main Maintenance Base located at Grand Junction, Colorado, or such other location in the United States as may be mutually agreed between DHC and Buyer.
     - Line Station located at Denver, Colorado.

2.2  THE PROGRAM INCLUDES THE FOLLOWING COVERAGE:

     [CONFIDENTIAL PORTION DELETED] the Program spare parts inventory.

     [CONFIDENTIAL PORTION DELETED].

2.3  THE PROGRAM DOES NOT PROVIDE COVERAGE OF THE FOLLOWING:

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]

     - [CONFIDENTIAL PORTION DELETED]


     - Damages to the Program spare parts from foreign object damage, fuel, oil and/or hydraulic system contamination, severe or unpredictable weather conditions, Acts of God or any other similar causes, which are beyond the reasonable control of and without fault or negligence of the Buyer while the spare parts are under the care, custody and control of Buyer.
     - Any damages to Program spare parts as a result of any Abuse by the Buyer or any third party, while such spare parts are under the care, custody and control of Buyer.
     - Any costs incurred for any Program spare parts returned by the Buyer to DHC that is subsequently determined to be [CONFIDENTIAL PORTION DELETED].

2.4  DISPOSITION OF REMOVED PARTS

[CONFIDENTIAL PORTION DELETED].


ARTICLE 3

AIRCRAFT OPERATIONS/MAINTENANCE

During the term of this Program, the Buyer shall operate and maintain its Aircraft in accordance with the FAA approved Flight Manual, Operating Manual, the applicable Maintenance and Repair Manuals, applicable Alert Service Bulletins, and any other written instructions issued by BRAD and its Vendors as amended from time to time. The Buyer shall also comply with all the applicable requirements of appropriate Airworthiness Authorities, and/or with generally accepted practices currently followed in the commercial aviation industry.

BRAD and Buyer shall review BRAD recommended Service Bulletins and mutually agree which will be incorporated. The Buyer is responsible for any damages or costs caused by [CONFIDENTIAL PORTION DELETED].

ARTICLE 4

PRICE

The Price for services provided under the Program will be [CONFIDENTIAL PORTION DELETED] subject to a minimum charge of [CONFIDENTIAL PORTION DELETED] Flight Hours ) per year.

[CONFIDENTIAL PORTION DELETED].

All amounts are quoted in United States Dollars and are fixed, firm and not subject to escalation, for the term of this agreement.

ARTICLE 5

PAYMENT TERMS

Within [CONFIDENTIAL PORTION DELETED] calendar days after the end of the calendar month, Buyer shall complete a monthly status report and submit payment to DHC per the following schedule:

     1) For aircraft delivered prior to the reporting month; payment to the value of [CONFIDENTIAL PORTION DELETED] Flight Hours per aircraft.

     2) For aircraft delivered during the reporting month; payment to the value of [CONFIDENTIAL PORTION DELETED] Flight Hours, prorated to the number of days in the month after the delivery date.

Within [CONFIDENTIAL PORTION DELETED] calendar days after the end of the calendar year, the Buyer shall provide DHC a detailed reconciliation of [CONFIDENTIAL PORTION DELETED] hours. The Buyer shall pay for each hour in excess of the minimum Flight Hour charge.

 To the extent that any particular Aircraft is out of service for more than [CONFIDENTIAL PORTION DELETED] days due to damage arising from accident or incident [CONFIDENTIAL PORTION DELETED].

If an Aircraft has been lost or damaged beyond economic repair then the average for the purpose of minimum calculations will be computed based on a fleet average including only the pro-rated portion of utilization of such lost or damaged aircraft.

The program is based on a fleet of at [CONFIDENTIAL PORTION DELETED]. If the fleet falls below [CONFIDENTIAL PORTION DELETED] aircraft as a result of loss or damage beyond economic repair of Aircraft, BRAD shall advise Buyer of the incremental effect on the price for the total services rendered under this program and Buyer will agree to pay such increment.

The Buyer will maintain and make available to DHC, for auditing purposes, the aircraft Log books and Historical Component records.

The Buyer shall [CONFIDENTIAL PORTION DELETED], from the date that any payment becomes due, up to and including the day prior to receipt of payment, [CONFIDENTIAL PORTION DELETED] from time to time, calculated and compounded monthly. DHC's right to receive [CONFIDENTIAL PORTION DELETED] is in addition to any other right or remedy DHC has at law as a result of [CONFIDENTIAL PORTION DELETED].

ARTICLE 6

TERM OF THE SPARES PARTS SUPPORT AGREEMENT

The Term of the Spares Part Support Agreement shall commence on the date of the delivery of the first Aircraft and terminate [CONFIDENTIAL PORTION DELETED] years after the date of delivery of the last Aircraft.

ARTICLE 7

FACILITIES

Buyer will provide to [CONFIDENTIAL PORTION DELETED], the use of warehouse space at the Buyer's main base or at an off-site location, sufficient to safely store the Program spare parts. The Stores will be separate from the Buyer's materials, and shall be secure and lockable.

Buyer will provide to [CONFIDENTIAL PORTION DELETED], at the Buyer's main base, [CONFIDENTIAL PORTION DELETED]. This office space shall be [CONFIDENTIAL PORTION DELETED].

Buyer shall provide to [CONFIDENTIAL PORTION DELETED], access to Buyer's stores system, with terminals if necessary.

Buyer shall provide [CONFIDENTIAL PORTION DELETED] as required.

Buyer shall provide access to a conveniently located photocopier at the Buyer main base.

The Program facility shall be secured at all times. Buyer's personnel, suitably approved by DHC, will have access per agreed upon procedures.

The Buyer shall obtain any necessary identification or access required for DHC's Program personnel.

DHC will provide [CONFIDENTIAL PORTION DELETED] as required.

ARTICLE 8

TITLE - RISK OF LOSS

DHC will retain title to Program spare parts in the Program stores.

Title to and risk of loss or damage of Program spare parts shall pass to Buyer upon issuance to Buyer from the Program stores.

Title to and risk of loss or damage of Program spare parts returned to DHC will pass to DHC upon receipt of those parts into the Program stores.

ARTICLE 9

WARRANTY

[CONFIDENTIAL PORTION DELETED].

Article 5 of Letter Agreement B95-7701-MJR-009 (Disclaimer and Release) shall apply to this Program.

ARTICLE 10
[CONFIDENTIAL PORTION DELETED]

10.1     [CONFIDENTIAL PORTION DELETED]

10.2     [CONFIDENTIAL PORTION DELETED]

ARTICLE 11

NOTICES

11.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

         (a)   Notice to BRAD shall be addressed to:

                             Bombardier Inc.
                             Bombardier Regional Aircraft Division
                             Garratt Boulevard
                             Downsview, Ontario
                             Canada M3K 1Y5
                             Attention:  Walter A. Galloway, Manager, Contracts

                             Telex:             06-22128
                             Facsimile:         (416) 375-4533

         (b)   Notice to Buyer shall be addressed to:

                             Attention: Mr. Larry Risley, Chairman
                             Mesa Airlines, Inc.
                             2325 East 30th
                             Farmington, New Mexico

                             U.S.A. 87401

                                      Facsimile: 505-326-4485

11.2 Notice given in accordance with Article 11.1 shall be deemed sufficiently given to and received by the addressees:

         (a) if delivered by hand, on the day when the same shall have been so delivered; or

         (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or

         (c) if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form.

ARTICLE 12

TAXES

The price of the Program does not include any sales, use, personal property, excise, consumption, gross receipts, franchise, value added, luxury or other taxes, fees, duties or assessments which may be levied, assessed or imposed by any governmental authority or agency on or as a result of any sales transaction, to the extent imposed by law on Buyer or DHC, or any affiliate of DHC. Should such tax, duty or assessment be applicable, the Program price will be adjusted accordingly.

ARTICLE 13

INSURANCE

During the term of this agreement, Buyer shall;

    a) [CONFIDENTIAL PORTION DELETED] issued to Buyer.

    b) Procure and maintain, at Buyer's own cost and expense, insurance covering the [CONFIDENTIAL PORTION DELETED] of the Program spares located in the Buyer's facility, where DeHavilland Corporation shall be included as loss payee. Buyer will provide a certificate of insurance evidencing such coverage. [CONFIDENTIAL PORTION DELETED]. The insurance policy shall not be [CONFIDENTIAL PORTION DELETED], having been given to DHC by Buyer.

ARTICLE 14

CONFIDENTIALITY

Buyer shall not disclose the signing nor the terms of this agreement without the prior written consent of DHC.

ARTICLE 15

ASSIGNMENT

15.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned subsidiary or affiliate provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of Buyer's obligation under the present Spares Parts Support Agreement.

15.2 Except as provided in Article 15.1, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without BRAD's prior written consent. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and BRAD reserves the right to amend one or more of the terms and conditions of this Agreement.

15.3 BRAD may assign any of its rights to receive money hereunder without the prior consent of Buyer.


ARTICLE 16

LIENS

Buyer shall not directly or indirectly create, assume, incur or suffer to exist any lien, charge, or encumbrance on or with respect to the Program spare parts, DHC's title thereto or any interest of DHC under this agreement.

Buyer shall promptly, at its own expense, take such action as may be necessary to promptly discharge any lien, charge or encumbrance except liens created solely by, through or under DHC.

ARTICLE 17

WAIVER

The failure of either DHC or Buyer to enforce at any time any of the provisions of this agreement, or to require at any time performance by the other, of any of its provisions, will not be construed as a present or future waiver of such provisions, nor in any way affect the validity of this agreement or any part of it, or the right of the other to enforce each and every such provision, condition or requirement of this agreement does not constitute a waiver or any future obligation to comply with such provision, condition or requirement and will not be effective unless in writing and signed by duly authorized representatives of both parties.

ARTICLE 18

[CONFIDENTIAL PORTION DELETED].

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.


Yours truly,

Bombardier Regional Aircraft Division

-------------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:

this ______ day of March, 1995

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

                          APPENDIX A

Aircraft Covered (Delivery Schedule and Serial Number)
         (to be determined)

                          APPENDIX B

Monthly reporting - Invoice Form

March 24, 1995
Our Ref: B95-7701-MJR-007

Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-007 (RE: DIRECT MAINTENANCE LABOUR COST GUARANTEE)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

Subject:  Airframe Direct Maintenance Labour Cost Guarantee

1.0      Intent

         1.1 The intent of the Airframe direct maintenance labour cost guarantee is to achieve the full potential of the maintainability of the Aircraft through the joint efforts of BRAD and Buyer. To that end, BRAD agrees to provide credits under the terms and conditions hereof and Buyer agrees to provide certain data described below.

         1.2 The "Airframe" shall mean the Aircraft excluding Power Plant Parts, Buyer Furnished Equipment (BFE) and Ground Support Equipment (GSE).

         1.3 Rotable and repairable parts are subject to the provisions of the Spare Parts Support Program described in Letter Agreement B95-7701-MJR-006.

2.0      Airframe Direct Maintenance Labour Cost Guarantee

         2.1 BRAD guarantees that for the fleet of Aircraft operated by Buyer during the term of this Agreement, the cumulative average Airframe direct maintenance labour cost per Flight hour shall not exceed a constant [CONFIDENTIAL PORTION DELETED] average of [CONFIDENTIAL PORTION DELETED] over the term of this guarantee subject to the following terms and conditions:

                 2.1.1 The term of this Letter Agreement shall commence on the first day of the month following delivery of the first Aircraft and shall end [CONFIDENTIAL PORTION DELETED] after delivery of the Twenty-Fifth Aircraft; and

                 2.1.2 Appropriate [CONFIDENTIAL PORTION DELETED] shall be made in [CONFIDENTIAL PORTION DELETED] per [CONFIDENTIAL PORTION DELETED] for the following:

                 a) [CONFIDENTIAL PORTION DELETED] costs resulting from [CONFIDENTIAL PORTION DELETED] written agreement, or because recommended [CONFIDENTIAL PORTION DELETED] which cause a reduction in [CONFIDENTIAL PORTION DELETED] have not been incorporated, provided [CONFIDENTIAL PORTION DELETED] has had sufficient time to incorporate said [CONFIDENTIAL PORTION DELETED] consistent with [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] shall not make [CONFIDENTIAL PORTION DELETED] has demonstrated that such [CONFIDENTIAL PORTION DELETED]. In the event of a disagreement between [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] as to the [CONFIDENTIAL PORTION DELETED] change proposed by [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] will explain its [CONFIDENTIAL PORTION DELETED] used to evaluate the implementation of such [CONFIDENTIAL PORTION DELETED] change;

                 b) [CONFIDENTIAL PORTION DELETED] costs incurred to [CONFIDENTIAL PORTION DELETED] in maintaining the [CONFIDENTIAL PORTION DELETED], or for [CONFIDENTIAL PORTION DELETED], which may be [CONFIDENTIAL PORTION DELETED] by [CONFIDENTIAL PORTION DELETED] (except for actions on [CONFIDENTIAL PORTION DELETED];

                 c) [CONFIDENTIAL PORTION DELETED] that [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] have made that [CONFIDENTIAL PORTION DELETED]; and

                 d) [CONFIDENTIAL PORTION DELETED] have not been [CONFIDENTIAL PORTION DELETED] in accordance with [CONFIDENTIAL PORTION DELETED]unless mutually agreed to by Buyer and BRAD; and

         2.1.3. The [CONFIDENTIAL PORTION DELETED] shall be broken down by year for each of the years in the term of this guarantee. This shall be accomplished three (3) months prior to the delivery date of the first Aircraft and shall, over the term of the Guarantee average the [CONFIDENTIAL PORTION DELETED].

         2.2 Appropriate adjustment shall be made to cater to the "C" Checks where such "C" checks are to be carved out and averaged seperately and scheduled within [CONFIDENTIAL PORTION DELETED] of the scheduled intervals. The "C" Checks [CONFIDENTIAL PORTION DELETED] are part of the [CONFIDENTIAL PORTION DELETED] in paragraph [CONFIDENTIAL PORTION DELETED].

3.0      Calculation of Cost

         3.1      Airframe Direct Maintenance Labour  ("ADML")

                  The ADML man-hours shall be defined as the annual man-hours in Buyer's cost allocation system assigned to collect [CONFIDENTIAL PORTION DELETED], without burden, expended in direct [CONFIDENTIAL PORTION DELETED] including all [CONFIDENTIAL PORTION DELETED] for all [CONFIDENTIAL PORTION DELETED] as well as [CONFIDENTIAL PORTION DELETED].

                  Notwithstanding [CONFIDENTIAL PORTION DELETED] all elements of [CONFIDENTIAL PORTION DELETED] such as [CONFIDENTIAL PORTION DELETED] Shall be excluded from the calculation of [CONFIDENTIAL PORTION DELETED]; and

         3.2      Hourly Airframe Direct Maintenance Labour Cost ("ADMLC")

                  The following formula shall be used to calculate the annual hourly ADMLC:

                  [CONFIDENTIAL PORTION DELETED]

                  [CONFIDENTIAL PORTION DELETED]

                  [CONFIDENTIAL PORTION DELETED]

                  [CONFIDENTIAL PORTION DELETED]

                  [CONFIDENTIAL PORTION DELETED]

4.0      Credit Calculation

         4.1 The actual hourly Airframe Direct Maintenance Labour Cost (ADMLC) shall be compared by BRAD against the ADMLCG on an annual basis.

         4.2 If the ADMLC exceeds the ADMLCG Buyer will be [CONFIDENTIAL PORTION DELETED] calculated in accordance with the following formula.

                  [CONFIDENTIAL PORTION DELETED]

         4.3 If the ADMLC is less than the ADMLCG, [CONFIDENTIAL PORTION DELETED] shall accrue a credit which shall be used as an [CONFIDENTIAL PORTION DELETED] during the term of this [CONFIDENTIAL PORTION DELETED] in accordance with the following formula:

                  [CONFIDENTIAL PORTION DELETED]

                  ADMLC, ADMLCG and T shall have the same meaning as used in
                  Article 4.2 above.

 5.0     [CONFIDENTIAL PORTION DELETED]Payment

         5.1 At the end of each period of one year and at the end of the term of this Letter Agreement, Buyer's compensation [CONFIDENTIAL PORTION DELETED] under Article 4.2 above, and [CONFIDENTIAL PORTION DELETED] in Article 4.3 above, shall be compared by the following formula to determine if a [CONFIDENTIAL PORTION DELETED].

                  [CONFIDENTIAL PORTION DELETED]

                  Qb and Qs shall have the same meanings as used in Article 4.2 and Article 4.3 above.

         5.2 If the[CONFIDENTIAL PORTION DELETED] is positive, [CONFIDENTIAL PORTION DELETED] shall [CONFIDENTIAL PORTION DELETED], for the amount determined under the calculation for the respective period, and up to a maximum [CONFIDENTIAL PORTION DELETED] for the term of this Letter Agreement.

         5.3 If the [CONFIDENTIAL PORTION DELETED] as determined under the caluculation for the respective year period, then such [CONFIDENTIAL PORTION DELETED] shall be accumulated and applied to each successive [CONFIDENTIAL PORTION DELETED].

6.0 Every [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] shall meet to review the [CONFIDENTIAL PORTION DELETED] trend and if it is determined that such trend is [CONFIDENTIAL PORTION DELETED], then [CONFIDENTIAL PORTION DELETED] shall cooperate to identify and implement remedial actions to correct the situation.

7.0      Audit

                  Upon five (5) business days prior written notification by BRAD to Buyer and at BRAD's expense, BRAD shall have the right during normal business hours to audit all charges reported under this Letter Agreement, Buyer's applicable maintenance practices and procedures, and applicable Aircraft records, where normally and customarily maintained, relative to maintenance, Service Bulletin incorporation and modification of the Aircraft. Such audit shall not interfere with the conduct of business by Buyer nor shall Buyer be required to undertake or incur additional liability or obligations with respect to the audit.

8.0      Reporting

         8.1 BRAD shall provide a quarterly report to Buyer on the status of the Airframe Direct Maintenance Labour Cost based on data submitted by Buyer and approved by BRAD. Failure of [CONFIDENTIAL PORTION DELETED] to provide the [CONFIDENTIAL PORTION DELETED], in spite of [CONFIDENTIAL PORTION DELETED] thereof, shall [CONFIDENTIAL PORTION DELETED].

         8.2 The ADMLCG was based upon the assumptions outlined in the Appendix to this Letter Agreement. Any deviation from the assumptions outlined in the Appendix shall cause a modification in the ADMCG by BRAD.

9.0      [CONFIDENTIAL PORTION DELETED]

         9.1 BUYER AND BRAD STATE AND AGREE THAT THIS LETTER INCLUDING BUT NOT LIMITED TO ARTICLE 8.1 ABOVE, HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE [CONFIDENTIAL PORTION DELETED] AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN THIS ARTICLE 8.2, ARTICLE 8.1 ABOVE AND THE OTHER PROVISIONS OF THIS LETTER AGREEMENT.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division


-------------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this ...... day of March, 1995

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

                                  APPENDIX "A"

                          GUARANTEE VALUE ASSUMPTIONS

The following is a listing of all assumptions used to determine the ADMLCG per flight hour. It is understood by the parties that these assumptions may change, in which case the parties with mutual agreement will adjust the ADMLCG.

1.       All costs are based [CONFIDENTIAL PORTION DELETED].

2.       All costs are based on the [CONFIDENTIAL PORTION DELETED].

3.       All costs are [CONFIDENTIAL PORTION DELETED].

4. [CONFIDENTIAL PORTION DELETED] in-house [CONFIDENTIAL PORTION DELETED] over the term of the ADMLCG.

5. Annual average [CONFIDENTIAL PORTION DELETED] is not less than [CONFIDENTIAL PORTION DELETED] per year.

6. [CONFIDENTIAL PORTION DELETED] average [CONFIDENTIAL PORTION DELETED] for the [CONFIDENTIAL PORTION DELETED] will be [CONFIDENTIAL PORTION DELETED] per departure.

7.       All costs are rounded to within the nearest whole U.S. dollar.

8. [CONFIDENTIAL PORTION DELETED] are covered by the [CONFIDENTIAL PORTION DELETED].

9. All costs relating to [CONFIDENTIAL PORTION DELETED] from this guarantee

10. [CONFIDENTIAL PORTION DELETED] and other indirect materials such as [CONFIDENTIAL PORTION DELETED] from this guarantee.

March 24, 1995
Our Ref: B95-7701-MJR-008

Mesa Airlines, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE: LETTER AGREEMENT NO. B95-7701-MJR-008 (RE: AIRCRAFT SCHEDULE RELIABILITY GUARANTEE)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier, Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

                     AIRCRAFT SCHEDULE RELIABILITY GUARANTEE

Subject to the terms and conditions set forth in this Guarantee BRAD hereby guarantees that the Achieved Aircraft Schedule Reliability for the Covered Aircraft during any Reporting Period shall be [CONFIDENTIAL PORTION DELETED.]

(A) SCOPE

    (1)      COVERED AIRCRAFT

    The Aircraft Schedule Reliability Guarantee (hereinafter referred to as the "Guarantee") shall cover and be in effect for the Aircraft delivered to Buyer under this Agreement while operated on Buyer's routes during the Guarantee Term (hereinafter referred to as "Covered Aircraft").

             (2)    GUARANTEE TERM

                    The term of the Guarantee is [CONFIDENTIAL PORTION DELETED] commencing on the first day of the month next succeeding the month in which Buyer's first Aircraft enters into revenue service (hereinafter referred to as "Guarantee Term").

                    Unless earlier terminated or suspended as provided herein, all provisions of this Guarantee and BRAD's obligation hereunder, shall terminate on the last day of the Guarantee Term.

(B)          DEFINITIONS

             (1)    "Aircraft Schedule Reliability Target" shall mean the target for the Covered Aircraft set forth in attachment A hereto.

             (2) Each "Reporting Period" during the Guarantee Term shall be the longer of (a) six (6) consecutive months or (b) the number of full months required for all Covered Aircraft to accumulate a minimum of 1,500 scheduled revenue departures. The initial Reporting Period shall commence on the first day of the Guarantee Term.

             (3) A "Chargeable Aircraft Schedule Interruption" shall be defined as an interruption, that results directly from Verified Malfunction(s) of any Aircraft components, equipment or parts, excluding Engines and Engine related components specified by the Engine manufacturer, installed on the Covered Aircraft upon its delivery to Buyer, which results in a cancellation, turn back, diverted landing or departure delayed longer than fifteen (15) minutes.

             (4) "Verified Malfunction(s)" shall mean failures, or malfunctions of any component mentioned above during a Reporting Period and where such failures or malfunctions are the primary cause of an interruption and are subsequently confirmed by inspection or shop test, if applicable, in accordance with Buyer's FAA approved maintenance programs.

                     [CONFIDENTIAL PORTION DELETED] to any reason listed below shall not constitute a [CONFIDENTIAL PORTION DELETED]:

                     (a)       [CONFIDENTIAL PORTION DELETED];

                     (b)       Late return from [CONFIDENTIAL PORTION DELETED];

                     (c) Failure to [CONFIDENTIAL PORTION DELETED] in accordance with applicable [CONFIDENTIAL PORTION DELETED], including [CONFIDENTIAL PORTION DELETED];

                     (d) Appropriate [CONFIDENTIAL PORTION DELETED], such as but not limited to, [CONFIDENTIAL PORTION DELETED];

                     (e) [CONFIDENTIAL PORTION DELETED] caused by [CONFIDENTIAL PORTION DELETED] such as but not limited to damage by [CONFIDENTIAL PORTION DELETED];

                     (f) A [CONFIDENTIAL PORTION DELETED] caused by an [CONFIDENTIAL PORTION DELETED];

                     (g) Failure to utilize [CONFIDENTIAL PORTION DELETED] for the [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] at the earliest practical opportunity, consistent with [CONFIDENTIAL PORTION DELETED], any item which, as permitted by such [CONFIDENTIAL PORTION DELETED];

                     (h)       [CONFIDENTIAL PORTION DELETED] Equipment;

                     (i)       (A)      [CONFIDENTIAL PORTION DELETED] , except
                                        when [CONFIDENTIAL PORTION DELETED];

                               (B)      Normal [CONFIDENTIAL PORTION DELETED].

                               (j) Any other [CONFIDENTIAL PORTION DELETED] which cannot fairly be attributed to [CONFIDENTIAL PORTION DELETED] as defined herein;

                               (k) Adverse effect of [CONFIDENTIAL PORTION DELETED].

                     If the substitution of [CONFIDENTIAL PORTION DELETED] for any [CONFIDENTIAL PORTION DELETED] allows the [CONFIDENTIAL PORTION DELETED] for which such [CONFIDENTIAL PORTION DELETED] was scheduled to proceed without a [CONFIDENTIAL PORTION DELETED] , then no [CONFIDENTIAL PORTION DELETED] shall be deemed to have occurred. When a [CONFIDENTIAL PORTION DELETED] occurs as a result of a [CONFIDENTIAL PORTION DELETED] shall be charged against the [CONFIDENTIAL PORTION DELETED] for which it was [CONFIDENTIAL PORTION DELETED] .

                     [CONFIDENTIAL PORTION DELETED].

                     With regard to [CONFIDENTIAL PORTION DELETED] which affects more than [CONFIDENTIAL PORTION DELETED] shall count as [CONFIDENTIAL PORTION DELETED] unless an additional

                     [CONFIDENTIAL PORTION DELETED] which is separate and distinct from and unrelated to the [CONFIDENTIAL PORTION DELETED], for a subsequent [CONFIDENTIAL PORTION DELETED].

             (5) "Scheduled Revenue Departure" with respect to a Covered Aircraft, shall be any scheduled departure of such Covered Aircraft for a scheduled revenue flight segment, and any one-segment canceled revenue flights.

                     [CONFIDENTIAL PORTION DELETED]

             (6) The "Achieved Aircraft Schedule Reliability" for a Covered Aircraft shall be calculated and expressed as a percentage by use of the following formula:

                     [CONFIDENTIAL PORTION DELETED]

                     Any rounding, as required under this Guarantee, in order to compare the Achieved Aircraft Schedule Reliability with the Aircraft Schedule Reliability Targets, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

             (7) A "Deficiency" occurs when the Achieved Schedule Reliability during any Reporting Period is less than the Aircraft Scheduled Reliability Target for such Reporting Period, all as may be adjusted pursuant to the terms of this Guarantee.

(C)          REMEDIAL ACTION

             (1) If, for any Reporting Period during the Guarantee Term, Buyer notifies BRAD that the Achieved Aircraft Schedule Reliability is below the applicable Aircraft Schedule Reliability Target and the contents of the applicable reports mentioned in Section (D)(1) confirm the contents of Buyer's notification, then BRAD shall:

                     (i) investigate circumstances and the possible causes for excessive interruptions, and

                     (ii) upon [CONFIDENTIAL PORTION DELETED] request, [CONFIDENTIAL PORTION DELETED] deems appropriate for [CONFIDENTIAL PORTION DELETED].

             (2) If, at the end of the next Reporting Period after which the foregoing recommended remedial actions have been accomplished it is Buyer's and BRAD's opinion based on Buyer's notification that the Achieved Aircraft Schedule Reliability is [CONFIDENTIAL PORTION DELETED] then BRAD shall:

                     (i) initiate [CONFIDENTIAL PORTION DELETED] and, when in [CONFIDENTIAL PORTION DELETED] is indicated as the most appropriate [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] practicable means of [CONFIDENTIAL PORTION DELETED] and

                     (ii) if such [CONFIDENTIAL PORTION DELETED] being offered by [CONFIDENTIAL PORTION DELETED], provide [CONFIDENTIAL PORTION DELETED], at [CONFIDENTIAL PORTION DELETED] and in quantities not [CONFIDENTIAL PORTION DELETED] the quantity of [CONFIDENTIAL PORTION DELETED] in the [CONFIDENTIAL PORTION DELETED] for support of the [CONFIDENTIAL PORTION DELETED].

                     (iii) Sections (C)(2)(i) and (C)(2)(ii) above shall not apply to [CONFIDENTIAL PORTION DELETED] nor to [CONFIDENTIAL PORTION DELETED]. However, if it becomes apparent that failure to meet the [CONFIDENTIAL PORTION DELETED] can be attributed primarily to [CONFIDENTIAL PORTION DELETED] or by the [CONFIDENTIAL PORTION DELETED], and if [CONFIDENTIAL PORTION DELETED] would otherwise be entitled to remedies under such (C)(2)(i) and
                             (C)(2)(ii) above, [CONFIDENTIAL PORTION DELETED] will use its reasonable efforts to obtain the [CONFIDENTIAL PORTION DELETED] cooperation for the purpose of achieving the [CONFIDENTIAL PORTION DELETED].

(D)          ADMINISTRATIVE REQUIREMENTS

             (1) Buyer shall submit to BRAD within thirty (30) days after the Reporting Period, the total number of Chargeable Aircraft Schedule Interruptions and the total number of Scheduled Revenue Departures during the preceding six (6) months. Notwithstanding what is stipulated above, during any Reporting Period when any Guarantee remedies are being provided by BRAD to Buyer, Buyer shall submit to BRAD monthly reports of Chargeable Aircraft Schedule Interruptions.

                     Each report shall also include the average Achieved Aircraft Schedule Reliability for all of the previous Reporting Period for the relevant year of the Guarantee Term, if any.

             (2) Upon request, Buyer shall submit to BRAD reasonable proof that any interruption claimed by Buyer to constitute a Chargeable Aircraft Schedule Interruption does in fact constitute a Chargeable Aircraft Schedule Interruption. Buyer shall maintain and submit to BRAD such records, data and reports as may reasonable be required to (i) determine Achieved Aircraft Schedule Reliability, (ii) analyze the problems encountered and the causes thereof, and (iii) when required, develop appropriate remedial action.

             (3) BRAD may require Buyer to furnish, from time to time, such additional information as is reasonably necessary to monitor Chargeable Aircraft Schedule Interruptions or investigate any related schedule reliability problem.

             (4) Buyer shall maintain complete records referred to above in support of all reports required from Buyer under this Guarantee and such records shall be retained by Buyer for a minimum of one year after submittal of the report to which they pertain. All such records and any other data in Buyer's possession reasonably required for the proper administration of this Guarantee shall, upon request, be made available at Buyer's facilities for examination by BRAD.

             (5) Failure to [CONFIDENTIAL PORTION DELETED] after the [CONFIDENTIAL PORTION DELETED] shall constitute an acknowledgment by [CONFIDENTIAL PORTION DELETED] that there was [CONFIDENTIAL PORTION DELETED] for such [CONFIDENTIAL PORTION DELETED] be obligated to provide any [CONFIDENTIAL PORTION DELETED] arising under this [CONFIDENTIAL PORTION DELETED] for such [CONFIDENTIAL PORTION DELETED].

             (6) All reports under this Guarantee shall be submitted by Buyer to the attention of:

(E)          COMPLIANCE AND VALIDITY

             If at any time Buyer is deficient in forwarding the Achieved Aircraft Schedule Reliability as defined in Section (D) in this Guarantee on the due dated during or after two [CONFIDENTIAL PORTION DELETED], and after [CONFIDENTIAL PORTION DELETED] referring to this [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] after receipt of such notice, then [CONFIDENTIAL PORTION DELETED] has the right to declare to have fulfilled the conditions of the [CONFIDENTIAL PORTION DELETED] without any further obligations of [CONFIDENTIAL PORTION DELETED].

(F)          GENERAL CONDITIONS AND LIMITATIONS

             (1) The Aircraft Schedule Reliability Targets defined in Section (B)(1) herein and set forth in Attachment A hereto are based on certain factors controlled by Buyer revenue service operations such as annual utilization, average stage length, average turnaround time, average thru-stop time and certain other maintenance and operational factors under Buyer's control. These factors are identified in Attachment A hereto. If, for any Reporting Period, the Covered Aircraft experience changes in any such factors, the Aircraft Schedule Reliability Target for such Reporting Period shall be adjusted:

                      (i) to reflect changes in the schedule reliability parameters set forth in Attachments A, if any such parameter increases or decreases by more than [CONFIDENTIAL PORTION DELETED]. Then the Aircraft Schedule Reliability Target will be reviewed by both parties. The intent of such review shall be for the parties to agree upon a reasonable adjustment to the targets to compensate for the change in operations;

                     (ii) to reflect changes that cause "Other Flight Profile Factors" to exceed the limits set forth in Attachment A, by mutual agreement between BRAD and Buyer.

             (2) If BRAD or any Vendor issue no-charge service bulletins or service bulletins with no-charge retrofit kits which, when incorporated, will improve Aircraft Schedule Reliability, Buyer shall implement such at the earliest reasonable time, but in no event later than [CONFIDENTIAL PORTION DELETED] period as may be established by mutual agreement between BRAD and Buyer to be consistent with Buyer's FAA approved maintenance program, such period commencing with the date of Buyer's receipt of such service bulletins or sufficient retrofit kits to support Buyer's reasonable installation schedule for such kits. In the event of [CONFIDENTIAL PORTION DELETED] relating to the parts or components [CONFIDENTIAL PORTION DELETED] until such time as [CONFIDENTIAL PORTION DELETED], unless [CONFIDENTIAL PORTION DELETED] submits to [CONFIDENTIAL PORTION DELETED] reasonable proof that [CONFIDENTIAL PORTION DELETED] is not [CONFIDENTIAL PORTION DELETED] or that any such [CONFIDENTIAL PORTION DELETED] did not result [CONFIDENTIAL PORTION DELETED].

             (3) BRAD shall have the right (after consultation with Buyer) to inspect and review Buyer's maintenance facilities, programs and procedures as they relate to this Guarantee. If BRAD recommends in writing reasonable changes in Buyer's maintenance programs and procedures which are economically feasible and would, based on data submitted by BRAD to Buyer, improve the Achieved Aircraft Schedule Reliability, and Buyer does not effect such changes or delays effecting such changes beyond the period specified in Section (F) (2) above for effecting service bulletins, BRAD and Buyer shall negotiate an equitable adjustment to the occurrences which will thereafter constitute a Chargeable Aircraft Schedule Interruption.

             (4) At [CONFIDENTIAL PORTION DELETED] request, [CONFIDENTIAL PORTION DELETED] shall irrevocable [CONFIDENTIAL PORTION DELETED], any and all of [CONFIDENTIAL PORTION DELETED] right and authorities against [CONFIDENTIAL PORTION DELETED] may reasonably require in the fulfillment of its obligations under [CONFIDENTIAL PORTION DELETED]. Those rights and authorities against [CONFIDENTIAL PORTION DELETED] at the end of the term of [CONFIDENTIAL PORTION DELETED].

             (5) [CONFIDENTIAL PORTION DELETED] [CONFIDENTIAL PORTION DELETED] referenced in Letter Agreement [CONFIDENTIAL PORTION DELETED] coincident with delivery of the [CONFIDENTIAL PORTION DELETED] at a [CONFIDENTIAL PORTION DELETED]. The term of this [CONFIDENTIAL PORTION DELETED] will extend until such time as the [CONFIDENTIAL PORTION DELETED] of the [CONFIDENTIAL PORTION DELETED], at which time the [CONFIDENTIAL PORTION DELETED] and this [CONFIDENTIAL PORTION DELETED] will terminate.

             Buyer may make use of [CONFIDENTIAL PORTION DELETED] to replace [CONFIDENTIAL PORTION DELETED] which constitute [CONFIDENTIAL PORTION DELETED]. Should [CONFIDENTIAL PORTION DELETED] elect to use [CONFIDENTIAL PORTION DELETED] for any other purpose [CONFIDENTIAL PORTION DELETED] then [CONFIDENTIAL PORTION DELETED] will [CONFIDENTIAL PORTION DELETED] per flight hour for each such flight hour used.

             All other terms and conditions of such lease will be substantially in accordance with the term and conditions of the lease between [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] relating to [CONFIDENTIAL PORTION DELETED].

(G)          [CONFIDENTIAL PORTION DELETED]

             THE [CONFIDENTIAL PORTION DELETED] PROVIDED IN THIS LETTER AGREEMENT AND THE OBLIGATIONS AND LIABILITIES ON THE PART OF [CONFIDENTIAL PORTION DELETED] UNDER THE [CONFIDENTIAL PORTION DELETED] ARE ACCEPTED BY [CONFIDENTIAL PORTION DELETED] AND ARE EXCLUSIVE AND IN LIEU OF, AND [CONFIDENTIAL PORTION DELETED] HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES OR LIABILITIES, EXPRESS OR IMPLIED, WITH RESPECT TO THIS [CONFIDENTIAL PORTION DELETED] CONCERNING EACH [CONFIDENTIAL PORTION DELETED], ARISING IN FACT, CONTRACT, LAW, TORT, STRICT PRODUCT LIABILITY OR OTHERWISE WISE INCLUDING, WITHOUT LIMITATION ANY OBLIGATION LIABILITY CLAIM OR REMEDY WHETHER OR NOT ARISING FROM NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED) OF [CONFIDENTIAL PORTION DELETED] , ITS OFFICERS, EMPLOYEES, AGENTS OR ASSIGNEE, OR WITH RESPECT TO ANY IMPLIED [CONFIDENTIAL PORTION DELETED] , ANY IMPLIED CONDITION, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE, LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE LOSS OR DAMAGES.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Inc.

-------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:

this_________ day of March,1995

MESA AIRLINES, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

                                  ATTACHMENT A

                          AIRCRAFT SCHEDULE RELIABILITY

AIRCRAFT SCHEDULE RELIABILITY TARGET

BRAD guarantees that the Aircraft Schedule Reliability with respect to avoidance of chargeable Aircraft Schedule Interruptions shall at the end of the periods indicated below meet the percentages specified below as Guarantee Value.

                     PERIOD                    GUARANTEE
                                               VALUE %

                     [CONFIDENTIAL PORTION DELETED]
                     [CONFIDENTIAL PORTION DELETED]
                     [CONFIDENTIAL PORTION DELETED]

ASSUMPTIONS

Average Flight Length [CONFIDENTIAL PORTION DELETED].

Aircraft Yearly Utilization [CONFIDENTIAL PORTION DELETED].

Average Turnaround Time is [CONFIDENTIAL PORTION DELETED].

Average Thru-stop is [CONFIDENTIAL PORTION DELETED].

Date: March 24, 1995
Our Ref:  B95-7701-MJR-009

Mesa Airlines, Inc.
2325 East 30th,
Farmington New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE: LETTER AGREEMENT NO. B95-7701-MJR-009 (RE: CUSTOMER SUPPORT AND WARRANTY AND SERVICE LIFE POLICY)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8- 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

Customer Support Services and Warranty

The following Customer Support Services and Warranty are those services to which reference is made in Article 3 of the Agreement.

Unless otherwise expressly provided in Exhibit E and Exhibit F, the expressions used herein shall when defined in the Agreement have the same meaning as in the Agreement.

CUSTOMER SUPPORT

ARTICLE 1 - TECHNICAL SUPPORT

1.1      FACTORY SERVICE

         BRAD agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereof. This service shall be provided for as long [CONFIDENTIAL PORTION DELETED] of the Dash 8 aircraft remain in commercial air transport service.

1.2      FIELD SERVICE REPRESENTATIVE

         1.2.1   SERVICES

                 BRAD shall assign [CONFIDENTIAL PORTION DELETED] to advise and instruct Buyer's personnel in the maintenance procedures for the aircraft.

         1.2.2   TERM

                 BRAD shall provide the Services at Buyer's main base of operation or other location as may be mutually agreed. Such assignment shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft (approx . Feb. 1996) and [CONFIDENTIAL PORTION DELETED] (approx. Mar. 1997) The Services may be extended on terms and conditions to be mutually agreed upon.

         1.2.3   TRAVEL

                 If requested by Buyer the FSR may at [CONFIDENTIAL PORTION DELETED] travel to another location to provide technical advice to Buyer.

         1.2.4   OFFICE FACILITIES

                 Buyer shall furnish the FSR, at no charge to BRAD, [CONFIDENTIAL PORTION DELETED] conveniently located [CONFIDENTIAL PORTION DELETED] or other location as may be mutually agreed.

         1.2.5   ADDITIONAL EXPENSES

                 Buyer shall reimburse BRAD (net of any additional taxes on such reimbursement) the amount of any and all taxes (except Canadian taxes on the income of BRAD) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by BRAD or the BRAD employee as a result of or in connection with the rendering of the FSR Services.

         1.2.6   WORK PERMITS AND CLEARANCES

                 Buyer shall arrange for all necessary work permits and airport security clearances required for the BRAD employee to permit timely accomplishment of the Services.

1.3      MAINTENANCE PLANNING SUPPORT (IN-SERVICE MAINTENANCE DATA)

         Buyer agrees to provide to BRAD in-service maintenance data in order to provide updates to BRAD's recommended maintenance program. Buyer and BRAD shall agree on standards and frequency for communication of such data.

1.4      INTERFACE PROBLEM

         1.4.1   INTERFACE PROBLEM RESOLUTION

                 If Buyer experiences any technical problem in the operation of the Aircraft or its systems which, after reasonable investigation, is not readily identifiable by Buyer, but which Buyer reasonably believes to be attributable to the design characteristics of one or more components or systems of the Aircraft (an "Interface Problem"), BRAD shall, if requested by Buyer and without additional charge to Buyer, promptly conduct an analysis of such Interface Problem to determine, its cause or causes and to recommend corrective action. If BRAD determines that the Interface Problem is attributable to the design of BRAD parts, BRAD shall, if requested by Buyer, correct the design to the extent of existing obligations of BRAD under Exhibit F, Aircraft Warranty.

                 If BRAD determines that the Interface Problem is attributable to the design of a Vendor Part, BRAD shall, if requested by Buyer, reasonably assist Buyer in processing any warranty claims Buyer may have against the Vendor of the part. BRAD shall also take reasonable action with the Vendor to obtain a correction of the Interface Problem.

                 If BRAD determines that the Interface Problem is attributable jointly to the design of BRAD parts and Vendor parts, BRAD shall, if requested by Buyer reasonably seek a cooperative solution with the Vendor(s).

         1.4.2   VENDOR INTERFACE PROBLEM BACKSTOP

                 For those Interface Problems which are determined to be attributable to the design of a Vendor Part, excluding Powerplant Parts, if the parties agree that a vendor is in default regarding the resolution of an Interface Problem during the applicable warranty obtained by BRAD from such vendor, BRAD shall take reasonable action to correct the Interface Problem.

1.5      VENDOR PRODUCT SUPPORT AGREEMENTS

         BRAD has made and will continue to make reasonable efforts to establish and maintain favorable agreements with Vendors with respect to their providing product support goods and services. The vendor product support agreements describe the goods and services, and provide the terms and conditions to which Vendors must adhere. Generally these agreements cover but are not limited to Spare Parts availability and delivery, exchange and leasing programs, ground support equipment, technical assistance, training, technical data and manuals, repair and overhaul, and warranty.

         In the event the parties agree that a vendor is in default of a material obligation under any applicable product support agreement obtained by BRAD from that vendor, BRAD shall take reasonable action to meet the terms and conditions of that agreement except for vendor warranty, the terms and conditions of EXHIBIT F, Article 2.2 shall apply.

1.6      ADDITIONAL SERVICES

         At Buyer's request BRAD shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.0      SPARE PARTS SUPPORT PROGRAM

             See Letter Agreement Ref. No.B95-7701-MJR-006 for details of the Spare Parts Support Program (SPSP). The following, where applicable, is supplementry to the SPSP.

2.1      DEFINITIONS

         A)  "BRAD PARTS":

             Any spare parts, ground support equipment, tools and test equipment which bear a de Havilland Cage Code number in the BRAD Provisioning Files (as that expression is defined in ATA Specification 2000).

         B)  "POWER PLANT PARTS":

             Any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

         C)  "VENDOR PARTS":

             Any parts or items of equipment which are not BRAD Parts or Power Plant Parts.

         D)  "SPARE PARTS" OR "SPARE PARTS":

             All materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered by Buyer from BRAD. The term Spare Parts includes BRAD parts.

         E)  "ORDER":

             Any order for Spare Parts issued by Buyer to BRAD.

2.1      TERM AND APPLICABILITY

         The term of this Article shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts so long as at least [CONFIDENTIAL PORTION DELETED] of the Dash 8 aircraft remain in commercial air transport service. The provisions of Articles 2.2, 2.6.5, 2.24, and 5.0 survive termination of this Agreement.

2.2      ORDER TERMS

         Terms and conditions hereof shall apply to all Spare Parts orders placed by Buyer with BRAD in lieu of any terms and conditions in Buyer's purchase orders.

 2.3     PURCHASE AND SALE OF SPARE PARTS

         2.3.1   AGREEMENT TO MANUFACTURE AND SELL

                 BRAD shall manufacture, or procure, and make available for sale to Buyer suitable BRAD Spare Parts in quantities sufficient to meet the reasonably anticipated needs of operators for normal maintenance and normal spares inventory replacement for each Aircraft. During the term of this Agreement BRAD shall also maintain a shelf stock of certain BRAD Parts selected to ensure reasonable re-order lead times and emergency support. BRAD may maintain additional shelf stock of certain BRAD Parts at other locations. BRAD shall maintain a reasonable quantity of BRAD insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.4      AGREEMENT TO PURCHASE BRAD PARTS

         2.4.1   PURCHASE OF BRAD PARTS

                 In consideration of BRAD's obligation under 2.3.1, during the term stated in 2.1., Buyer agrees to purchase BRAD Parts only from [CONFIDENTIAL PORTION DELETED] or from [CONFIDENTIAL PORTION DELETED] herein. Buyer may however purchase [CONFIDENTIAL PORTION DELETED] or have them [CONFIDENTIAL PORTION DELETED], under the following conditions:

                 a) When less than [CONFIDENTIAL PORTION DELETED] scheduled commercial air transport service;

                 b) Any time [CONFIDENTIAL PORTION DELETED]are needed to effect [CONFIDENTIAL PORTION DELETED], provided that such [CONFIDENTIAL PORTION DELETED] allows [CONFIDENTIAL PORTION DELETED] to obtain [CONFIDENTIAL PORTION DELETED] to furnish them; or

                 c) If [CONFIDENTIAL PORTION DELETED] has notified [CONFIDENTIAL PORTION DELETED] in use and if within a reasonable period thereafter [CONFIDENTIAL PORTION DELETED].

         2.4.2   BUYER'S RIGHT TO PURCHASE, [CONFIDENTIAL PORTION DELETED]

                 Buyer's right to purchase, [CONFIDENTIAL PORTION DELETED] under the preceeding Article shall not be construed as a [CONFIDENTIAL PORTION DELETED] and shall not obligate [CONFIDENTIAL PORTION DELETED] or other information nor to the payment of any [CONFIDENTIAL PORTION DELETED] shall be relieved of any obligation or liability with respect to [CONFIDENTIAL PORTION DELETED] in connection with any such [CONFIDENTIAL PORTION DELETED]

         2.4.3 NOTICE TO [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED]

                 If [CONFIDENTIAL PORTION DELETED] shall immediately thereafter advise [CONFIDENTIAL PORTION DELETED] and make available to [CONFIDENTIAL PORTION DELETED] any such [CONFIDENTIAL PORTION DELETED] If [CONFIDENTIAL PORTION DELETED] requests, [CONFIDENTIAL PORTION DELETED] shall negotiate with [CONFIDENTIAL PORTION DELETED] after such [CONFIDENTIAL PORTION DELETED] for the granting to [CONFIDENTIAL PORTION DELETED]. If no agreement is made for such [CONFIDENTIAL PORTION DELETED] [CONFIDENTIAL PORTION DELETED] shall not be obligated to pay any [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] for this [CONFIDENTIAL PORTION DELETED] right.

2.5      PURCHASE OF VENDOR PARTS AND POWER PLANT PARTS

         BRAD may maintain a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. BRAD agrees to use reasonable efforts to require its Vendors to comply with the terms and conditions of this Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered per the Vendor's quoted lead time plus BRAD's internal processing time.

2.6      SPARE PARTS PRICING

         2.6.1   SPARE PARTS PRICE CATALOGUE

                 Prices for commonly used BRAD Parts shall be published in the Spare Parts Price Catalogue which shall contain items stocked by BRAD. BRAD shall hold the published prices firm for catalogue stock class items for a period of [PORTION DELETED] and shall provide at least [CONFIDENTIAL PORTION DELETED] notice prior to changing the published price.

         2.6.2   BRAD PRICES FOR VENDOR PARTS

                 If Buyer orders Vendor Parts from BRAD, the price will be the current catalogue price or as quoted per Article 2.6.3 below.

         2.6.3   QUOTATIONS

                 Price and delivery quotations for items not included in the catalogue shall be provided at Buyer's request by BRAD. Price quotations will be held firm for a period of [CONFIDENTIAL PORTION DELETED] or as otherwise specified by BRAD. Responses to quotation requests will be provided within ten (10) calendar days.

         2.6.4   PRICE APPLICABILITY

                 The purchase prices of BRAD Parts shall be the applicable prices set forth in the Spare Parts Price Catalogue at time of receipt by BRAD of Buyer's Order or as quoted by BRAD to Buyer upon request. If Buyer requests accelerated delivery or special handling for BRAD Spare Parts not included in the Price Catalogue, BRAD may increase the price from the original quotation to cover any additional costs to BRAD. Parts ordered on [CONFIDENTIAL PORTION DELETED] will not be subject to this [CONFIDENTIAL PORTION DELETED].

         2.6.5   CURRENCY AND TAXES

                 All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

                 Buyer shall pay to BRAD upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by BRAD as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If BRAD has reason to believe that any such tax is applicable, BRAD shall separately state the amount of such tax in its invoice. If a claim is made against BRAD for any such tax, BRAD shall promptly notify Buyer. According to current legislation, Canadian taxes, duties and Goods and Services Tax are not applicable to aircraft or aircraft parts sold and immediately from Canada.

                 In addition, Buyer shall pay to BRAD on demand the amount of any customs duties required to be paid by BRAD with respect to the importation by Buyer of any BRAD Parts.

         2.6.6   VENDOR PRICING

                 BRAD shall use reasonable efforts to require its major Vendors to maintain any published price for their parts for a period of at least [CONFIDENTIAL PORTION DELETED] with a [CONFIDENTIAL PORTION DELETED] prior to changing a published price.

2.8      OBSOLETE SPARE PARTS

         2.8.1   OBLIGATION TO SUBSTITUTE OBSOLETE SPARE PARTS

                 In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Buyer from BRAD is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto, (other than a redesign at Buyer's request), BRAD shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon their return to BRAD by Buyer. BRAD shall credit Buyer's account with BRAD with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

         2.8.2   DELIVERY OF OBSOLETE SPARE PARTS AND SUBSTITUTES THEREFOR

                 Obsolete or unusable Spare Parts returned by Buyer pursuant to this Item 2.8.1. shall be delivered to BRAD at its plant in Ontario, or such other destination as BRAD may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from BRAD's plant in Ontario, or such other BRAD shipping point as BRAD may reasonably designate. BRAD shall pay the freight charges for the shipment from Buyer to BRAD of any such obsolete or unusable Spare Part and for the shipment from BRAD to Buyer of any such substitute Spare Part.

2.9      PROCEDURE FOR ORDERING SPARE PARTS

         Orders for Spare Parts may be placed by Buyer to BRAD by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

         2.9.1   REQUIREMENTS

                 Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and BRAD's price, if available. Buyer agrees that orders placed with BRAD shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

         2.9.2   PROCESSING OF ORDERS

                 Upon acceptance of any Order, unless otherwise directed by Buyer, BRAD shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If BRAD does not have the Spare Parts in stock, BRAD shall proceed immediately to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of ATA Specification 2000, as applicable to Buyer.

         2.9.3   CHANGES

                 BRAD reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the unit price is not increased by [CONFIDENTIAL PORTION DELETED] whichever is less. BRAD shall promptly give Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's consent, which consent shall conclusively be deemed to have been given unless Buyer gives BRAD written notice of objection within 15 business days after receipt of BRAD's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order.

2.10     PACKING

         All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via airfreight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11     PACKING LIST

         BRAD shall insert in each shipment a packing list/release note itemized to show:

         (i)   the contents of the shipment,
         (ii) the approved signature of BRAD's Transport Canada's authority attesting to the airworthiness of the Spare Parts.
         (iii) value of the shipment for customs clearance if required.

2.12     CONTAINER MARKS

         Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition BRAD shall, upon request, include in the markings: gross weight and cubic measurements.

2.13     DELIVERY, TITLE AND RISK OF LOSS

         2.13.1  DELIVERY POINT

                 Spare Parts shall be delivered to Buyer in one of the following manners at BRAD's sole option:

                 i)   Free Carrier (Incoterms) BRAD's plant in Ontario, Canada;
                      or
                 ii) Free Carrier (Incoterms) other BRAD depots or shipping points; or
                 iii) Free Carrier (Incoterms) vendor's or subcontractor's
                      plant.

         2.13.2 DELIVERY TIME

                 BRAD shall use reasonable efforts so that shipment of BRAD Parts to Buyer be as follows:

                 a)  AOG ORDERS

                     Ship AOG orders within [CONFIDENTIAL PORTION DELETED] of receipt of order. [CONFIDENTIAL PORTION DELETED] shall be required on AOG orders;

                 b)  CRITICAL ORDERS (A1)

                     Ship critical orders within t[CONFIDENTIAL PORTION DELETED] of order receipt;

                 c)  EXPEDITE ORDERS (A2)

                     Ship expedite orders within [CONFIDENTIAL PORTION DELETED] of order receipt;

                 d)  INTENTIONALLY LEFT BLANK

                 e)  OTHER ORDERS

                     Shipment of stock items shall be approximately [CONFIDENTIAL PORTION DELETED] after BRAD's receipt of Buyer's order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

2.14     COLLECT SHIPMENTS

         Where collect shipments are not deemed practicable by BRAD, charges for shipment, insurance, prepaid freight charges and all other costs paid by BRAD shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15     FREIGHT FORWARDER

         If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release BRAD from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against BRAD will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.16     REIMBURSEMENT OF EXPENSES

         If BRAD gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than thirty (30) days at Buyer's request or without BRADS's fault or responsibility, Buyer shall promptly reimburse BRAD upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by BRAD as a result of such delay.

2.17     TITLE AND RISK OF LOSS

         Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Buyer, and (b) BRAD maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by BRAD. With respect to Spare Parts rejected by Buyer pursuant to Article 2.18, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to BRAD.

         BRAD agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

2.18     INSPECTION AND ACCEPTANCE

         All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within thirty (30) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered after acceptance are exclusively provided for in Article 2.19 herein.

2.19     REJECTION

         Any notice of rejection refered to in Article 2.18 shall specify the reasons for rejection. If BRAD concurs with a rejection, BRAD shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of BRAD's written instructions and Material Return Authorization number, return the rejected Spare Parts to BRAD at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to BRAD and the return or delivery of a corrected or repaired rejected Spare Part of any replacement for any such Spare Part to Buyer shall be at BRAD's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

2.20     PAYMENT

         Except as provided in Article 2.21 below, Payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by BRAD at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by the National Bank of Canada, plus [CONFIDENTIAL PORTION DELETED] calculated and compounded monthly.

2.21     INTENTIONALLY LEFT BLANK

2.22     MODIFIED TERMS OF PAYMENT

         BRAD reserves the right to alter the terms of payment:

         i) at any time by giving Buyer thirty (30) days' prior written notice of the new terms, and
         ii) without prior notice if Buyer fails to pay when due an amount Buyer owes under any agreement with BRAD.

2.23     REGULATIONS

         Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24     WARRANTY

         EXHIBIT"F" HERETO EXCLUSIVELY SETS FORTH BRAD'S WARRANTY OBLIGATIONS WITH RESPECT TO SPARE PARTS. EXCEPT AS EXPRESSLY SET OUT IN EXHIBIT "F", THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS OR WARRANTIES, EXPRESS OR IMPLIED, BETWEEN THE PARTIES WITH RESPECT TO ANY DEFECT IN THE SPARE PARTS OR ANY OTHER THING DELIVERED UNDER THIS AGREEMENT.

2.25     CANCELLATION OF ORDERS

         If Buyer cancels an Order for [CONFIDENTIAL PORTION DELETED], but not less than the following [CONFIDENTIAL PORTION DELETED] covered by the
         Order:

         a) if work accomplished on the Order has been limited to [CONFIDENTIAL PORTION DELETED], or the part has been identified as [CONFIDENTIAL PORTION DELETED] shall be made;

         b) if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, [CONFIDENTIAL PORTION DELETED]

         c) if shop time or material charges have been made against the Order, [CONFIDENTIAL PORTION DELETED]; and

         d) if the [CONFIDENTIAL PORTION DELETED] covered by the Order can be [CONFIDENTIAL PORTION DELETED] without increasing [CONFIDENTIAL PORTION DELETED] shall be made.

2.26     ADDITIONAL TERMS AND CONDITIONS

         BRAD's sales order shall incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.

2.27     LEASE

         BRAD shall select and make available certain parts for lease, subject to availability and Buyer has the option to negotiate a lease agreement with BRAD separate from this Agreement.

ARTICLE 3 - TRAINING

3.1      GENERAL TERMS

         3.1.1 The objective of the training programs (the Programs), as described herein, shall be to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the aircraft.

                 BRAD shall offer to the Buyer the Programs in the English language at a BRAD designated facility; the Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

         3.1.2 Buyer shall be responsible for all travel and living expenses, including local transportation, of Buyer's personnel incurred in connection with the Programs.

         3.1.3 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals and training materials which are provided during the Programs exclude revision service.

         3.1.4 A Training Conference shall be held where possible no later than twelve (12) months prior to the Scheduled Delivery Date of the first Aircraft to the Buyer, or as may be otherwise agreed, to establish the Programs' content and schedule.

3.2      FLIGHT CREW TRAINING

         3.2.1   FLIGHT CREW GROUND TRAINING

                 At no additional charge, BRAD shall provide with each delivered Aircraft,Buyer's approved transition training for [CONFIDENTIAL PORTION DELETED] of Buyer's crews [CONFIDENTIAL PORTION DELETED] who meet the minimum entry requirement. Each course shall consist of classroom instruction which may include Computer Based Training (CBT), and Cockpit Procedures Mockup. BRAD shall furnish each of Buyer's pilots attending the course one copy of the the Pilot Training Manual (not subject to revision).

         3.2.2   PILOT SIMULATOR TRAINING

                 BRAD shall provide training, at no additional cost to Buyer, FAA approved flight simulator at FlightSafety Canada for each of the crews trained under para 3.2.1.

         3.2.3   COURSE TRAINING MATERIAL

                 BRAD, upon Buyer's request, shall present a proposal to provide one set of the materials (without revision service) used to conduct the above courses, as follows:

                 i)   35 mm slides;
                 ii)  Full size colour instrument panel/overhead photo;
                 iii) Training Manuals;
                 iv)  Half-size colour instrument panel posters;
                 v)   Pre-flight walk-around video; and
                 vi)  Course syllabus.

3.3      MAINTENANCE TRAINING

         3.3.1   GENERAL

                 Buyer's personnel attending BRAD's maintenance training courses shall receive a Maintenance Training Manual which is used during the training. Maintenance Training shall consist of classroom instruction supported by appropriate illustrations and maintenance training aids construction, airframe, electrical, avionics and powerplant systems as required by the specific course. Maintenance Training shall include escorted tours of aircraft production and flight line areas whenever possible.

         3.3.2   INITIAL MAINTENANCE COURSE

                 [CONFIDENTIAL PORTION DELETED] shall provide with each [CONFIDENTIAL PORTION DELETED] qualified personnel. The course consists of [CONFIDENTIAL PORTION DELETED] instruction pertaining to the entire aircraft and its systems covering [CONFIDENTIAL PORTION DELETED]. It includes instruction in the [CONFIDENTIAL PORTION DELETED] in the flight simulator to provide [CONFIDENTIAL PORTION DELETED].

                 Buyer may elect to use a portion of the [CONFIDENTIAL PORTION DELETED], for the purposes of attending a [CONFIDENTIAL PORTION DELETED] course.

         3.3.4   COURSE TRAINING MATERIAL

                 BRAD upon Buyer's request shall present a proposal to provide one set of the Maintenance Training Material Package prepared by FlightSafety Canada. The package consists of:

                 a)       35mm slides;
                 b)       one full size, colour instrument panel/overhead photo;
                 c)       one set of Overhead Transparencies;
                 d)       Training Manuals and Schematic Manuals;
                 e)       Half-size colour instrument panel posters; and
                 f)       one course syllabus.

         3.3.5   VENDOR TRAINING

                 At Buyer's request , BRAD shall assist Buyer to obtain Vendor maintenance training .

3.4      INTENTIONALLY LEFT BLANK

ARTICLE 4 - TECHNICAL DATA

4.1      TECHNICAL DATA

                 BRAD shall furnish to Buyer the Technical Data described in Schedule A attached hereto (the "Technical Data"). The Technical Data shall provide information on items manufactured according to deHavilland's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed. The Technical Data and revision thereto shall be prepared in the English language.

4.2      ATA SPECIFICATIONS

                 Unless otherwise noted in Schedule A, all Technical Data shall be prepared generally be accordance with ATA Specification 100, Revision 26.

4.3      SHIPMENT

                 All initial Technical Data provided hereunder shall be delivered to the Buyer F.O.B. destination at the time indicated in Schedule A.

4.4      REVISION SERVICE

                 A Revision Service shall be available for the applicable Technical Data at no charge for six months following the Delivery Date of the Buyer's last Aircraft and at a nominal charge as long as the Buyer operates the Aircraft, but in no event later than ten years after the delivery of the last of that Aircraft type.

                 The applicability of Revision Service for the Technical Data shall be as described in Table 1.

                 The revisions shall be delivered to the Buyer F.O.B.
                 destination.

4.5      PROPRIETARY TECHNICAL DATA

                 It is understood and the Buyer acknowledges that the Technical Data provided herein are proprietary to BRAD and all rights to copyright belong to BRAD and the Technical Data shall be kept confidential by the Buyer. The Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or make installation or alteration thereto allowed by BRAD.

                 Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including BRAD Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Section 2.4 hereof and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall provide a non-disclosure undertaking acceptable to BRAD.

4.6      VENDOR PARTS SERVICE BULLETINS

                 BRAD shall control Vendor Parts modification status by the issuance of cover service bulletins for each Vendor service bulletin.

SCHEDULE A
LIST OF TECHNICAL DATA

[CONFIDENTIAL PORTION DELETED]

                                     TABLE 1

ARTICLE 5 - DISCLAIMER AND RELEASE

5.0      DISCLAIMER AND RELEASE

         5.1 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BRAD AND THE REMEDIES OF BUYER SET FORTH IN EXHIBIT "F" ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, CONDITIONS, OBLIGATIONS AND LIABILITIES OF BRAD AND ALL RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BRAD, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY DEFECT IN THE SPARE PARTS OR ANY OTHER THING DELIVERED UNDER THIS ARTICLE, WHETHER THAT DEFECT IS DISCOVERED BEFORE OR AFTER THE EXPIRY OF THE WARRANTY PERIOD STATED IN EXHIBIT "F". THE WARRANTIES, CONDITIONS, OBLIGATIONS AND LIABILITIES OF BRAD AND THE RIGHTS, CLAIMS AND REMEDIES OF BUYER THAT ARE SUBSTITUTED, WAIVED, RELEASED AND RENOUNCED INCLUDE, BUT ARE NOT LIMITED TO:

                 a) ANY [CONFIDENTIAL PORTION DELETED] CONDITION OF [CONFIDENTIAL PORTION DELETED] OR [CONFIDENTIAL PORTION DELETED];

                 b) ANY IMPLIED WARRANTY OR CONDITION [CONFIDENTIAL PORTION DELETED];

                 c) ANY [CONFIDENTIAL PORTION DELETED], WHETHER OR NOT ARISING FROM THE [CONFIDENTIAL PORTION DELETED] AND

                 d) ANY [CONFIDENTIAL PORTION DELETED], TO ANY [CONFIDENTIAL PORTION DELETED], OR TO [CONFIDENTIAL PORTION DELETED].

         5.2 BRAD SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY) IN CONTRACT (INCLUDING, WITHOUT LIMITATION, WARRANTY), IN TORT (WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BRAD) OF OTHERWISE, FOR ANY [CONFIDENTIAL PORTION DELETED], INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF REVENUE OR LOSS OF PROFIT, WITH RESPECT TO 1) [CONFIDENTIAL PORTION DELETED]. NOTHING IN THIS ARTICLE SHALL BE CONSTRUED TO ALTER OBLIGATIONS EXPRESSLY ASSUMED BY BRAD IN OTHER PROVISIONS OF THIS ARTICLE, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF EXHIBIT"F".

         5.3     THE BENEFIT OF THE WAIVER, RELEASE AND RENUNCIATION IN ARTICLE
                 5.0 AND OF THE [CONFIDENTIAL PORTION DELETED] IN ARTICLE 2.24 EXTENDS ALSO TO [CONFIDENTIAL PORTION DELETED], AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE [CONFIDENTIAL PORTION DELETED] ON WHOSE BEHALF AND FOR WHOSE BENEFIT [CONFIDENTIAL PORTION DELETED] IS ACTING.

EXHIBIT F
WARRANTY AND SERVICE LIFE POLICY

The following warranty and service life policy are the warranty (hereinafter the "Warranty") and service life policy (hereinafter the "SLP") to which reference is made in Article 3.

Unless otherwise expressly provided in the Exhibit F the expressions used herein shall when defined in the Agreement have the same meaning as in the Agreement.

ARTICLE 1 - WARRANTY

1.1      WARRANTY

         1.1.1   [CONFIDENTIAL PORTION DELETED] warrants that, at the Delivery
                 Date

                 [CONFIDENTIAL PORTION DELETED]

         1.1.2 The Warranty set forth in Article 1.1.1 c. and d. above shall also be applicable to [CONFIDENTIAL PORTION DELETED].

         1.1.3 [CONFIDENTIAL PORTION DELETED] further warrants that, at the time of delivery, [CONFIDENTIAL PORTION DELETED].

1.2      WARRANTY PERIOD

         1.2.1 The Warranty set forth in Article 1.1 shall remain in effect for any defect covered by said Warranty becoming apparent during the following periods (the "Warranty Period"):

                 [CONFIDENTIAL PORTION DELETED]

1.3      REPAIR, REPLACEMENT OR REWORK

         As to each matter covered by this Warranty BRAD's sole obligation and liability under this Warranty is expressly limited to, at BRAD's election, correction by the repair, replacement or rework of the defective part or item of Technical Data . The repaired, replaced or reworked part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

         In the case of a [CONFIDENTIAL PORTION DELETED] with the [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] shall correct that [CONFIDENTIAL PORTION DELETED], except that BRAD will not be obligated to correct any defect which has no material adverse effect on the [CONFIDENTIAL PORTION DELETED].

1.4      CLAIMS INFORMATION

         BRAD's obligations hereunder are subject to a Warranty claim to be submitted in writing to BRAD's warranty administrator and which shall include but not be limited to the following information:

         a) the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

         b) the manufacturers serial number of the Aircraft from which the part was removed;

         c)  the date the claimed defect became apparent to Buyer;

         d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed defect became apparent to Buyer; and

         e) a description of the claimed defect and the circumstances pertaining thereto.

1.5      BRAD'S APPROVAL

         Within ten (10) working days following receipt of Buyer's Warranty claim for a defect accompanied by Buyer's request for permission to correct a Defect, BRAD shall notify Buyer of its decision to the request. Approval under this paragraph shall not constitute a determination as to the existence of a defect as described in paragraph
         1.1 above.

1.6      TIMELY CORRECTIONS

         BRAD shall make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch.

1.7      [CONFIDENTIAL PORTION DELETED]

         For [CONFIDENTIAL PORTION DELETED] shall establish a reasonable estimate for the [CONFIDENTIAL PORTION DELETED] for the [CONFIDENTIAL PORTION DELETED] and, if the [CONFIDENTIAL PORTION DELETED] performed by [CONFIDENTIAL PORTION DELETED] shall [CONFIDENTIAL PORTION DELETED] or for [CONFIDENTIAL PORTION DELETED] whichever is less, for the [CONFIDENTIAL PORTION DELETED] and to [CONFIDENTIAL PORTION DELETED]. Such [CONFIDENTIAL PORTION DELETED] shall be based upon [CONFIDENTIAL PORTION DELETED], subject to annual review and adjustment of such [CONFIDENTIAL PORTION DELETED] rate as mutually agreed; provided, however, that this amount shall not exceed [CONFIDENTIAL PORTION DELETED].

1.8      APPROVAL, AUDIT, TRANSPORTATION AND WAIVER

         All Warranty claims shall be subject to audit and approval by BRAD. BRAD will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days following the receipt of the claim, and of the defective BRAD Part if required to support the claim.

1.9      LIMITATIONS

         1.9.1 BRAD shall be relieved of and shall have no obligation or liability under this Warranty if:

                 a) the [CONFIDENTIAL PORTION DELETED] were [CONFIDENTIAL PORTION DELETED] with [CONFIDENTIAL PORTION DELETED], unless [CONFIDENTIAL PORTION DELETED] furnishes reasonable evidence acceptable to [CONFIDENTIAL PORTION DELETED] that such [CONFIDENTIAL PORTION DELETED] or

                 b) the [CONFIDENTIAL PORTION DELETED] were [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] in Attachment A of Exhibit E and the manufacturer's documentation furnished to [unless [CONFIDENTIAL PORTION DELETED] furnishes reasonable evidence acceptable to [CONFIDENTIAL PORTION DELETED] that such [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] was not a [CONFIDENTIAL PORTION DELETED]; or

                 c) the [CONFIDENTIAL PORTION DELETED] were [CONFIDENTIAL PORTION DELETED] under normal [CONFIDENTIAL PORTION DELETED], unless [CONFIDENTIAL PORTION DELETED] furnishes reasonable evidence acceptable to [CONFIDENTIAL PORTION DELETED] that such [CONFIDENTIAL PORTION DELETED] was not a [CONFIDENTIAL PORTION DELETED]; or

                 d)  [CONFIDENTIAL PORTION DELETED] does not

                     1) report the [CONFIDENTIAL PORTION DELETED] in writing to [CONFIDENTIAL PORTION DELETED] following such [CONFIDENTIAL PORTION DELETED], and

                     2) retain the [CONFIDENTIAL PORTION DELETED] claimed to be [CONFIDENTIAL PORTION DELETED] until advised by [CONFIDENTIAL PORTION DELETED] in order for BRAD to finalize its evaluation of the [CONFIDENTIAL PORTION DELETED] or to otherwise dispose of such [CONFIDENTIAL PORTION DELETED] or

                 e) [CONFIDENTIAL PORTION DELETED] does not submit reasonable proof to [CONFIDENTIAL PORTION DELETED] within [CONFIDENTIAL PORTION DELETED] after the [CONFIDENTIAL PORTION DELETED] becomes apparent that the [CONFIDENTIAL PORTION DELETED] is due to a matter covered within [CONFIDENTIAL PORTION DELETED]; or

                 f) [CONFIDENTIAL PORTION DELETED] does not allow [CONFIDENTIAL PORTION DELETED] reasonable opportunity to be present during the [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] of the [CONFIDENTIAL PORTION DELETED] claimed to be [CONFIDENTIAL PORTION DELETED].

         1.9.2   The above warranties do not apply to Buyer Furnished Equipment.

1.10     NORMAL USAGE

         Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or failure under this Warranty.

1.11     OVERHAUL OF WARRANTY PARTS

         BRAD's liability for a BRAD Part which has a defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the defect.

1.12     NO FAULT FOUND

         In the event that a BRAD Part returned under a Warranty claim is subsequently established to be serviceable then BRAD shall be entitled to charge and recover from Buyer any reasonable costs incurred by BRAD in connection with such Warranty claim. Providing however, in the event that repetitive in-service failure occurs on the particular BRAD Part which is subsequently identified by BRAD on a repeated basis, to be "no fault found" then BRAD and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs incurred by BRAD and charged to Buyer shall be waived.

ARTICLE 2 - VENDOR WARRANTIES

2.1      WARRANTIES FROM VENDORS

         The Warranty provisions of this Exhibit F apply to BRAD Parts only. However, BRAD has made or shall make reasonable efforts to obtain [CONFIDENTIAL PORTION DELETED]. Except as specifically provided under this Article 2, [CONFIDENTIAL PORTION DELETED] and a matter as between [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED].

2.2      VENDOR WARRANTY BACKSTOP

         For those [CONFIDENTIAL PORTION DELETED] installed on the Aircraft at the Delivery Date or subsequently purchased through [CONFIDENTIAL PORTION DELETED] in the event the parties agree that a [CONFIDENTIAL PORTION DELETED] is in default in the performance of any material obligation under any applicable warranty obtained by [CONFIDENTIAL PORTION DELETED] pursuant to Article 2.1 above, the warranties and all other terms and conditions of Article 1 shall become applicable as if the [CONFIDENTIAL PORTION DELETED] had been a [CONFIDENTIAL PORTION DELETED] except that the warranty period shall be the Warranty Period as set forth herein or by the [CONFIDENTIAL PORTION DELETED], whichever is shorter and all transportation costs associated with the [CONFIDENTIAL PORTION DELETED] shall be borne by [CONFIDENTIAL PORTION DELETED].

ARTICLE 3 - SERVICE LIFE POLICY

3.1      APPLICABILITY

         The Service Life Policy ("SLP") described in this Article 3 shall apply if fleetwide and repetitive failures occur in any Covered Component which is defined in Article 3.7 below.

3.2      TERM

         3.2.1 Should such [CONFIDENTIAL PORTION DELETED] occur in any [CONFIDENTIAL PORTION DELETED] following delivery of the Aircraft containing such [CONFIDENTIAL PORTION DELETED] shall, as promptly as practicable and at its option;

                 a)  [CONFIDENTIAL PORTION DELETED] or

                 b)  furnish a [CONFIDENTIAL PORTION DELETED].

3.3      PRICE

         Any Covered Component which BRAD is required to furnish under this SLP shall be provided for at a priced calculated in accordance with the following formula:

         P       =        [CONFIDENTIAL PORTION DELETED]
Where:

         P   =   Price of Covered Component [CONFIDENTIAL PORTION DELETED];
         C   =   [CONFIDENTIAL PORTION DELETED];
         T   =   [CONFIDENTIAL PORTION DELETED]

3.4      CONDITIONS AND LIMITATIONS

         3.4.1 The following general conditions and limitations shall apply to the SLP:

                 a) the [CONFIDENTIAL PORTION DELETED] for the return, if practicable, of any [CONFIDENTIAL PORTION DELETED]necessary for [CONFIDENTIAL PORTION DELETED];

                 b) [CONFIDENTIAL PORTION DELETED] obligation under this SLP are conditional upon the submission of [CONFIDENTIAL PORTION DELETED];

                 c) [CONFIDENTIAL PORTION DELETED] shall report any [CONFIDENTIAL PORTION DELETED] in writing to [CONFIDENTIAL PORTION DELETED] after such failure becomes evident; failure to give this required notice shall excuse BRAD from all obligations with respect to such failure;

                 d) the provisions of Article 1.10 of the Warranty (except for subparagraphs d. and e. thereof) are incorporated by this reference and shall condition BRAD's obligations under this SLP with respect to any Covered Component;

                 e) BRAD's obligations under this SLP shall not apply to any [CONFIDENTIAL PORTION DELETED]; the provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to [CONFIDENTIAL PORTION DELETED] that such failure was not caused by [CONFIDENTIAL PORTION DELETED];

                 f) this SLP shall not apply to a failure of a [CONFIDENTIAL PORTION DELETED] if [CONFIDENTIAL PORTION DELETED] that such [CONFIDENTIAL PORTION DELETED] may not reasonably be expected to occur on a f[CONFIDENTIAL PORTION DELETED] and

                 g) this SLP shall not apply to a [CONFIDENTIAL PORTION DELETED] where the f[CONFIDENTIAL PORTION DELETED].

3.5      COVERAGE

         This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. BRAD's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6      ASSIGNMENT

         Buyer's rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without BRAD's prior written consent. Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer's rights under the SLP shall immediately void all of BRAD's obligations under the SLP.

3.7      COVERED COMPONENT

         Only those items or part thereof listed in Attachment A to this Exhibit F shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4 - GENERAL

4.1 It is agreed that BRAD shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Exhibit F.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division


-------------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO this      day of March, 1995

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

                            EXHIBIT F - ATTACHMENT 1
                               COVERED COMPONENTS
                                     DASH-8

AIRFRAME COMPONENTS

1.       WING
         a)      [CONFIDENTIAL PORTION DELETED]
         b)      [CONFIDENTIAL PORTION DELETED]
         c)      [CONFIDENTIAL PORTION DELETED]
         d)      [CONFIDENTIAL PORTION DELETED]
         e)      [CONFIDENTIAL PORTION DELETED]
         f)      [CONFIDENTIAL PORTION DELETED]
         g)      [CONFIDENTIAL PORTION DELETED]
         h)      [CONFIDENTIAL PORTION DELETED]

2.       FUSELAGE
         a)      [CONFIDENTIAL PORTION DELETED]
         b)      [CONFIDENTIAL PORTION DELETED].
         c)      [CONFIDENTIAL PORTION DELETED]
         d)      [CONFIDENTIAL PORTION DELETED]
         e)      [CONFIDENTIAL PORTION DELETED]
         f)      [CONFIDENTIAL PORTION DELETED]

NOTE:    [CONFIDENTIAL PORTION DELETED]
         g)      [CONFIDENTIAL PORTION DELETED]

3.       VERTICAL STABILIZER [CONFIDENTIAL PORTION DELETED]
         a)      [CONFIDENTIAL PORTION DELETED]
         b)      [CONFIDENTIAL PORTION DELETED]
         c)      [CONFIDENTIAL PORTION DELETED]
         d)      [CONFIDENTIAL PORTION DELETED]
         e)      [CONFIDENTIAL PORTION DELETED]
         f)      [CONFIDENTIAL PORTION DELETED]
         g)      [CONFIDENTIAL PORTION DELETED]

4.       HORIZONTAL STABILIZER
         a)      [CONFIDENTIAL PORTION DELETED]
         b)      [CONFIDENTIAL PORTION DELETED]
         c)      [CONFIDENTIAL PORTION DELETED]
         d)      [CONFIDENTIAL PORTION DELETED]
         e)      [CONFIDENTIAL PORTION DELETED]

LANDING GEAR COMPONENTS

1.       MAIN GEAR
         a)      [CONFIDENTIAL PORTION DELETED]
         b)      [CONFIDENTIAL PORTION DELETED]
         c)      [CONFIDENTIAL PORTION DELETED]
         d)      [CONFIDENTIAL PORTION DELETED]

2.       NOSE GEAR
         a)      [CONFIDENTIAL PORTION DELETED]
         b)      [CONFIDENTIAL PORTION DELETED]
         c)      [CONFIDENTIAL PORTION DELETED]
         d)      [CONFIDENTIAL PORTION DELETED]
         (e)     [CONFIDENTIAL PORTION DELETED]

March 24, 1995
Our Ref: B95-7701-MJR-010

Mesa Airlines, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401
Attention: Mr. Larry Risley, Chairman

Gentlemen:
RE: LETTER AGREEMENT NO. B95-7701-MJR-010  (CONFIDENTIAL PORTION DELETED]

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier, Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

It is acknowledged that [CONFIDENTIAL PORTION DELETED] has leased [CONFIDENTIAL PORTION DELETED] from[CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] has indicated a desire to install [CONFIDENTIAL PORTION DELETED].

The price of [CONFIDENTIAL PORTION DELETED] is [CONFIDENTIAL PORTION DELETED] and the price of [CONFIDENTIAL PORTION DELETED] is [CONFIDENTIAL PORTION DELETED].

Upon firming of the Agreement, [CONFIDENTIAL PORTION DELETED] will [CONFIDENTIAL PORTION DELETED] a [CONFIDENTIAL PORTION DELETED] for a total amount of [CONFIDENTIAL PORTION DELETED] which may be used by [CONFIDENTIAL PORTION DELETED] on or before [CONFIDENTIAL PORTION DELETED].

If [CONFIDENTIAL PORTION DELETED] elects not to [CONFIDENTIAL PORTION DELETED], this [CONFIDENTIAL PORTION DELETED] may be [CONFIDENTIAL PORTION DELETED] the [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] relating to [CONFIDENTIAL PORTION DELETED].

If the [CONFIDENTIAL PORTION DELETED] is used to [CONFIDENTIAL PORTION DELETED] or is used against the [CONFIDENTIAL PORTION DELETED] or for [CONFIDENTIAL PORTION DELETED] relating to [CONFIDENTIAL PORTION DELETED], then the [CONFIDENTIAL PORTION DELETED] as detailed in [CONFIDENTIAL PORTION DELETED] will be [CONFIDENTIAL PORTION DELETED].

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

Bombardier Regional Aircraft Inc.

-------------------------
Paul H. Francoeur
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this            day of March, 1995
     ----------

MESA AIRLINES, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

March 24, 1995

Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-011  (RE: [CONFIDENTIAL PORTION DELETED])

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

1. BRAD and Buyer acknowledge that [CONFIDENTIAL PORTION DELETED] currently has on lease a number of [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] in regards to [CONFIDENTIAL PORTION DELETED] these [CONFIDENTIAL PORTION DELETED] which [CONFIDENTIAL PORTION DELETED] is currently [CONFIDENTIAL PORTION DELETED], such [CONFIDENTIAL PORTION DELETED] to be chosen within [CONFIDENTIAL PORTION DELETED] of the execution of the Agreement from [CONFIDENTIAL PORTION DELETED].

2. [CONFIDENTIAL PORTION DELETED] shall [CONFIDENTIAL PORTION DELETED] in regard to [CONFIDENTIAL PORTION DELETED] of the above-mentioned [CONFIDENTIAL PORTION DELETED] upon execution of the Agreement and the [CONFIDENTIAL PORTION DELETED] upon [CONFIDENTIAL PORTION DELETED] the delivery of [CONFIDENTIAL PORTION DELETED]. Should [CONFIDENTIAL PORTION DELETED] wish to delay passage of the [CONFIDENTIAL PORTION DELETED]to [CONFIDENTIAL PORTION DELETED] by reason of retaining some or all of the [CONFIDENTIAL PORTION DELETED] in service, then Buyer and BRAD will agree on an alternate schedule for [CONFIDENTIAL PORTION DELETED].

3. [CONFIDENTIAL PORTION DELETED] in each case is subject to the following return conditions:

         -the [CONFIDENTIAL PORTION DELETED] to remain on [CONFIDENTIAL PORTION DELETED] until a [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED]is located

         -all records must be in accordance with FAR 91.417 and 121.380 or equivalent as exists at the time of [CONFIDENTIAL PORTION DELETED].

         -all [CONFIDENTIAL PORTION DELETED] must be supported by the [CONFIDENTIAL PORTION DELETED]

         -[CONFIDENTIAL PORTION DELETED] must meet all [CONFIDENTIAL PORTION DELETED] requirements as these exist [CONFIDENTIAL PORTION DELETED].

         -all [CONFIDENTIAL PORTION DELETED] will be completed

4. The [CONFIDENTIAL PORTION DELETED] is subject to [CONFIDENTIAL PORTION DELETED] receiving all other documents for the completion of [CONFIDENTIAL PORTION DELETED] including [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] and that such [CONFIDENTIAL PORTION DELETED]. It is recognized that [CONFIDENTIAL PORTION DELETED] some [CONFIDENTIAL PORTION DELETED] such as, and not limited to, [CONFIDENTIAL PORTION DELETED].

5. BRAD and Buyer acknowledge that [CONFIDENTIAL PORTION DELETED] is not a [CONFIDENTIAL PORTION DELETED]. It is also acknowledged that most, if not all, of the [CONFIDENTIAL PORTION DELETED] have requirements that [CONFIDENTIAL PORTION DELETED]. If [CONFIDENTIAL PORTION DELETED] is unable to [CONFIDENTIAL PORTION DELETED] or other significant [CONFIDENTIAL PORTION DELETED] with [CONFIDENTIAL PORTION DELETED], then Buyer agrees to [CONFIDENTIAL PORTION DELETED] with [CONFIDENTIAL PORTION DELETED] by [CONFIDENTIAL PORTION DELETED] under the [CONFIDENTIAL PORTION DELETED] until such time as [CONFIDENTIAL PORTION DELETED] is able to effect [CONFIDENTIAL PORTION DELETED] to a [CONFIDENTIAL PORTION DELETED].

6. BRAD and Buyer also acknowledge that there may be additional issues which may increase [CONFIDENTIAL PORTION DELETED] which are discovered during [CONFIDENTIAL PORTION DELETED] those documents such as [CONFIDENTIAL PORTION DELETED] which may [CONFIDENTIAL PORTION DELETED] not as yet [CONFIDENTIAL PORTION DELETED]. In the event such issues arise:

                 (i) [CONFIDENTIAL PORTION DELETED] agrees to [CONFIDENTIAL PORTION DELETED] to eliminate the effect of such issues on [CONFIDENTIAL PORTION DELETED], or

                 (ii) If [CONFIDENTIAL PORTION DELETED] are unsuccessful at [CONFIDENTIAL PORTION DELETED] and consequently [CONFIDENTIAL PORTION DELETED] than [CONFIDENTIAL PORTION DELETED] are available to [CONFIDENTIAL PORTION DELETED], then [CONFIDENTIAL PORTION DELETED] will [CONFIDENTIAL PORTION DELETED] such other [CONFIDENTIAL PORTION DELETED] for those deemed not acceptable.

7. [CONFIDENTIAL PORTION DELETED] agrees to store any [CONFIDENTIAL PORTION DELETED] for which [CONFIDENTIAL PORTION DELETED] the [CONFIDENTIAL PORTION DELETED] for [CONFIDENTIAL PORTION DELETED] following [CONFIDENTIAL PORTION DELETED] of such [CONFIDENTIAL PORTION DELETED].

8. [CONFIDENTIAL PORTION DELETED] agrees that the above [CONFIDENTIAL PORTION DELETED] will remain on [CONFIDENTIAL PORTION DELETED] until such time as these [CONFIDENTIAL PORTION DELETED] are [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] by [CONFIDENTIAL PORTION DELETED].

9.       [CONFIDENTIAL PORTION DELETED] Schedule

 Month, Year                                [CONFIDENTIAL PORTION DELETED]

 TBA                                        TBA

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division

-------------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this           day of March, 1995
     ---------

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

March 24, 1995

Mesa Airlines Inc.
2325 East 30th
Farmington, New Mexico.
U.S.A. 87401

Attention:  Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-012  (RE: [CONFIDENTIAL PORTION DELETED])

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

Attached are the [CONFIDENTIAL PORTION DELETED] related to the [CONFIDENTIAL PORTION DELETED] [CONFIDENTIAL PORTION DELETED]


ACCEPTED AND AGREED TO:

this            day of March, 1995
     ----------

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

March 24, 1995

Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-013  ([CONFIDENTIAL PORTION DELETED])

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

[CONFIDENTIAL PORTION DELETED]

[CONFIDENTIAL PORTION DELETED] with its [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED].

[CONFIDENTIAL PORTION DELETED] will cooperate with [CONFIDENTIAL PORTION DELETED] to assist in the disposition of such [CONFIDENTIAL PORTION DELETED] within [CONFIDENTIAL PORTION DELETED] of execution of the Agreement.

In the event that any or all of the [CONFIDENTIAL PORTION DELETED] the end of such [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] will then [CONFIDENTIAL PORTION DELETED] at the following prices:

         a) [CONFIDENTIAL PORTION DELETED] based on the [CONFIDENTIAL PORTION DELETED] of the [CONFIDENTIAL PORTION DELETED] if all of these [CONFIDENTIAL PORTION DELETED] or;

         b) between [CONFIDENTIAL PORTION DELETED] depending on the mix of [CONFIDENTIAL PORTION DELETED].

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division

-------------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:

this ...... day of March, 1995

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

March 24, 1995


Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-014   (RE: TRADE-IN OF DASH-8 SERIES 100
AIRCRAFT)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SERIES 100 TRADE IN AIRCRAFT

Quantity and Price

-BRAD will take in [CONFIDENTIAL PORTION DELETED]


Other Conditions
[CONFIDENTIAL PORTION DELETED]

Payment and Delivery Schedule
[CONFIDENTIAL PORTION DELETED]
It is currently envisaged that these aircraft are to be available in March 1995.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division

_______________________________
Paul H. Francoeur
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this ...... day of March, 1995

Mesa Airlines, Inc.

By:    ___________________________________

Title: ____________________________________

March 24, 1995


Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-015 [CONFIDENTIAL PORTION DELETED]


Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SERIES 300 TRADE-IN AIRCRAFT

Quantity and Price

BRAD will take in [CONFIDENTIAL PORTION DELETED]


Maintenance Reserves
[CONFIDENTIAL PORTION DELETED]

Return Conditions
[CONFIDENTIAL PORTION DELETED]
It is understood that these aircraft will meet the following return standards:

Other Conditions
[CONFIDENTIAL PORTION DELETED]

The trade-in commitment is subject to BRAD receiving all other documents for the completion of BRAD's due diligence of the lease of Serial Number 279, [CONFIDENTIAL PORTION DELETED] and that such due diligence does not adversely affect BRAD.

Payment and Delivery Schedule
[CONFIDENTIAL PORTION DELETED]

On-Going Support
[CONFIDENTIAL PORTION DELETED]

Return Schedule
[CONFIDENTIAL PORTION DELETED]

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division

_______________________________
Paul H. Francoeur
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this ...... day of March, 1995
Mesa Airlines, Inc.

By:    ___________________________________

Title: ____________________________________

March 24, 1995
Our Ref:  B95-7701-MJR-016

Mesa Airlines, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401

ATTENTION: MR. LARRY RISLEY

Gentlemen:

RE:  LETTER AGREEMENT NO. B95-7701-MJR-016

Reference is made to Purchase Agreement No.B95-7701-PA-299 (the "Agreement") between Bombardier Inc. represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of Twenty-Five (25) DHC-8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

If Buyer has not obtained a commitment satisfactory to it for financing the purchase of the Aircraft by March 31, 1995, which shall be set forth in Letter Agreement No. [CONFIDENTIAL PORTION DELETED], [CONFIDENTIAL PORTION DELETED] may, upon written notice given to [CONFIDENTIAL PORTION DELETED] within [CONFIDENTIAL PORTION DELETED] of such date, [CONFIDENTIAL PORTION DELETED] The [CONFIDENTIAL PORTION DELETED] in the amount of [CONFIDENTIAL PORTION DELETED] as set forth in [CONFIDENTIAL PORTION DELETED] will become due and payable upon the execution of [CONFIDENTIAL PORTION DELETED].

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

Bombardier Inc.


---------------------------
Paul H. Francoeur
Vice-President, Contracts

ACCEPTED AND AGREED TO:

this 24th day of March, 1995


Mesa Airlines, Inc.

Title:
       ---------------------------------
Date:
       ---------------------------------

Date:  March 24, 1995
Our Ref:  B95-7701-MJR-017

Mesa Airlines, Inc.
2325 East 30th,
Farmington New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE:  LETTER AGREEMENT NO. B95-7701-MJR-017

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

Recitals

Whereas the parties have entered into the Agreement include provisions relating to pricing of the Aircraft, and whereas the parties wish to specifically enter into an agreement [CONFIDENTIAL PORTION DELETED], as set out in the provisions of [CONFIDENTIAL PORTION DELETED].

Whereas with respect to the matters referred to in the preceding paragraph, BRAD and Mesa have entered into an agreement whereby Mesa [CONFIDENTIAL PORTION DELETED] allowing [CONFIDENTIAL PORTION DELETED] as well as possible other [CONFIDENTIAL PORTION DELETED] as set forth in [CONFIDENTIAL PORTION DELETED].

Whereas all [CONFIDENTIAL PORTION DELETED] for the benefit of [CONFIDENTIAL PORTION DELETED] , and that these [CONFIDENTIAL PORTION DELETED] are [CONFIDENTIAL PORTION DELETED] to the provisions set forth in this Agreement.

Any and all Data and any other information referred to in the preceding paragraph and disclosed or provided by [CONFIDENTIAL PORTION DELETED] for the purpose of obtaining [CONFIDENTIAL PORTION DELETED] provided for in the Agreement or in Letter Agreement [CONFIDENTIAL PORTION DELETED] shall be regarded and deemed as "Confidential or Proprietary Information" by [CONFIDENTIAL PORTION DELETED] and shall not be used or disclosed unless [CONFIDENTIAL PORTION DELETED] other than [CONFIDENTIAL PORTION DELETED] in the Agreement or in [CONFIDENTIAL PORTION DELETED].

When such "Confidential or Proprietary Information" is disclosed for the purpose of [CONFIDENTIAL PORTION DELETED], specific non-disclosures agreements must be entered into and be binding upon Mesa and any Third Party to whom this information may have been disclosed, such agreements to be executed contemporaneously with the disclosure of said Information.

Without prejudice to the generality of the foregoing, all "Confidential Information" shall;

         (i) not be used by Mesa otherwise than as contemplated in the Agreement or in [CONFIDENTIAL PORTION DELETED];

         (ii) be protected by Mesa with the same degree of care as Mesa uses to protect its own Confidential or Proprietary Information against public disclosure;

         (iii) not be disclosed to any personnel of Mesa other than those for who such knowledge is essential for the aforesaid purposes (which personnel must be specified in writing by Mesa and approved by BRAD in advance of disclosure to them) and such disclosure shall be made only under conditions of strict confidentiality

The obligation herein contained by Mesa and its personnel shall continue in full force and effect whether or not any other agreement to perform work or services is entered into between Mesa and BRAD or any of its affiliates.

Mesa agrees to have all its personnel and any other Third Parties, (namely any financial advisors) to whom the Confidential or Proprietary Information is disclosed execute undertakings of non-disclosure in favour of BRAD, containing essentially all terms hereof, unless Mesa's personnel have already executed a non-disclosure agreement in favour of Mesa and same is acceptable to BRAD.



Yours truly

Bombardier Regional Aircraft Inc.


-------------------------
Walter A. Galloway
Director, Dash 8 Contracts

ACCEPTED AND AGREED TO:

this           day of March,1995

MESA AIRLINES, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

March 24, 1995


Mesa Airlines, Inc.
2325 East 30th Street
Farmington, New Mexico  87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE: LETTER AGREEMENT NO. B95-7701-MJR-018

Reference is made to the Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier, Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five (25) DHC-8-200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters summarized below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

Notwithstanding anything to the contrary found in the Agreement, [CONFIDENTIAL PORTION DELETED] will provide to [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] expense, these [CONFIDENTIAL PORTION DELETED].

If the foregoing is acceptable to you, please so indicate below.

Yours truly,

BOMBARDIER REGIONAL AIRCRAFT DIVISION

-------------------------------
Paul H. Francoeur
Vice-President, Contracts

Accepted and agreed to:
Mesa Airlines, Inc.

By:
       -----------------------------------
         Wm. Stephen Jackson
         Chief Financial Officer


                                      -1-